UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-22018

Nuveen Multi-Currency Short-Term Government Income Fund
(Exact name of registrant as specified in charter)

Nuveen Investments 333 West Wacker Drive Chicago, IL 60606
(Address of principal executive offices) (Zip code)

Kevin J. McCarthy Nuveen Investments 333 West Wacker Drive Chicago, IL 60606
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(312) 917-7700

Date of fiscal year end:	December 31

Date of reporting period:	June 30, 2011

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

NUVEEN
Investments

Closed-End Funds

Nuveen Investments Closed-End Funds

Semi-Annual Report, June 30, 2011

Seeks High Current Income and Gains from an Enhanced Global Debt Strategy

Global Income & Currency Fund Inc.
GCF

Nuveen Global Government Enhanced Income Fund
JGG

Nuveen Multi-Currency Short-Term Government Income Fund
JGT

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Table of Contents

Chairman's Letter to Shareholders	4

Portfolio Managers' Comments	5

Distribution and Share Price Information	10

Performance Overviews	13

Shareholder Meeting Report	16

Portfolios of Investments	17

Statement of Assets & Liabilities	27

Statement of Operations	28

Statement of Changes in Net Assets	29

Financial Highlights	32

Notes to Financial Statements	34

Annual Investment Management Agreement Approval Process	50

Reinvest Automatically Easily and Conveniently	58

Glossary of Terms Used in this Report	60

Other Useful Information	62

Chairman's
Letter to Shareholders

Dear Shareholders,

The global economy continues to be weighed down by an unusual combination of pressures facing the larger developed economies. Japanese leaders continue to work through the economic aftereffects of the March 2011 earthquake and tsunami. Political leaders in Europe and the U.S. have resolved some of the near term fiscal problems, but the financial markets are not convinced that these leaders are able to address more complex longer term fiscal issues. Despite improved earnings and capital increases, the largest banks in these countries continue to be vulnerable to deteriorating mortgage portfolios and sovereign credit exposure, adding another source of uncertainty to the global financial system.

In the U.S., recent economic statistics indicate that the economic recovery may be losing momentum. Consumption, which represents about 70% of the gross domestic product, faces an array of challenges from seemingly intractable declines in housing values, increased energy costs and limited growth in the job market. The failure of Congress and the administration to agree on the debt ceiling increase on a timely basis and the deep divisions between the political parties over fashioning a balanced program to address growing fiscal imbalances that led to the recent S&P ratings downgrade add considerable uncertainty to the domestic economic picture.

On a more positive note, corporate earnings continue to hold up well and the municipal bond market is recovering from recent weakness as states and municipalities implement various programs to reduce their budgetary deficits. In addition, the Federal Reserve System has made it clear that it stands ready to take additional steps should the economic recovery falter. However, there are concerns that the Fed is approaching the limits of its resources to intervene in the economy.

These perplexing times highlight the importance of professional investment management. Your Nuveen investment team is working hard to develop an appropriate response to increased risk, and they continue to seek opportunities created by stressful markets using proven investment disciplines designed to help your Fund achieve its investment objectives. On your behalf, we monitor their activities to assure that they maintain their investment disciplines.

As always, I encourage you to contact your financial consultant if you have any questions about your investment in a Nuveen Fund. On behalf of the other members of your Fund Board, we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

Robert P. Bremner
Chairman of the Board
August 23, 2011

Nuveen Investments

Portfolio Managers' Comments

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Funds disclaim any obligation to update publicly or revise any forward-looking statements or views expressed herein.

Ratings shown are the highest rating given by one of the following national rating agencies: S&P, Moody's or Fitch. Credit ratings are subject to change. AAA, AA, A, and BBB are investment grade ratings; BB, B, CCC/CC/C and D are below-investment grade ratings. Bonds backed by U.S. Government or agency securities are given an implied rating equal to the rating of such securities. Holdings designated NR are not rated by a national rating agency.

Global Income & Currency Fund Inc. (GCF)
Nuveen Global Government Enhanced Income Fund (JGG)
Nuveen Multi-Currency Short-Term Government Income Fund (JGT)

These Funds are managed by Nuveen Asset Management, LLC, a wholly-owned subsidiary of Nuveen Investments. Steven Lee, CFA, and Timothy Palmer, CFA, manage all three Funds. Steven and Timothy have 15 and 25 years of industry experience, respectively. Here they discuss management strategy and the performance of the Funds during the six-month period ending June 30, 2011.

What key strategies were used to manage the Funds during this period?

GCF seeks to provide current income while also seeking total returns. The Fund is comprised of a portfolio of investments that provides long and short exposure to selected foreign currencies. The Fund seeks to gain exposure to these foreign currencies by investing in short-term foreign sovereign debt and other instruments that provide foreign currency exposure. The currencies are selected by reviewing the global currency markets and establishing a universe of currencies selected from countries that, in our opinion, have a well developed capital market infrastructure. This universe then is screened to remove any currencies whose value is determined by reference to other currencies (i.e. "pegged" currencies) and currencies that, in our opinion, do not have sufficient trading liquidity. Next, we analyze political and economic factors to eliminate currencies we believe to be too volatile or otherwise undesirable for investment at that time.

The selected currencies then are ranked from the highest yielding to the lowest yielding based upon the yield of local short-term government obligations denominated in that country's currency, adjusted for local inflation. The Fund then invests in instruments providing long exposure to the highest yielding currencies and investments in instruments providing short exposure to the lowest yielding currencies. In making these investments, the Fund may buy or sell foreign sovereign debt securities, or may use currency contracts that provide similar exposure. In addition, the Fund employs a proprietary risk reduction methodology that seeks to improve the Fund's risk-adjusted returns by helping to reduce exposure to specific currencies when it appears, in our opinion, that market conditions or trends will cause their value to decline significantly.

JGG seeks to provide a high level of current income and gains, as well as capital preservation. The Fund invests in global government debt securities directly, or indirectly by investing in debt-related derivative instruments. These derivative instruments include interest rate swaps, total return swaps, bond futures, and contracts to purchase government debt securities on a forward basis. At least 80% of the debt will be hedged to the

Nuveen Investments

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares.

For additional information, see the individual Performance Overview for your Fund in this report.

*  Six-month returns are cumulative; all other returns are annualized.

**  Since inception returns for GCF and its comparative index are from 4/28/06; since inception returns for JGG and its comparative index are from 6/27/06; since inception returns for JGT and its comparative index are from 4/25/07.

1 The London Inter-Bank Offered Rate (LIBOR) is the rate that contributor banks in London offer each other for three-month inter-bank deposits. The rate does not reflect sales charges or management fees. It is not possible to investor directly in LIBOR.

2  Citigroup Currency-Hedged World Government Bond Index is an unmanaged market capitalization weighted index that tracks the performance of the government bond markets of Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Ireland, Italy, Japan, the Netherlands, Portugal, Spain, Sweden, Switzerland, the United Kingdom and the United States. Index returns assume reinvestment of dividends and do not reflect any management fees or expenses. It is not possible to invest directly in this index.

3  The Citigroup Non-U.S. World Government Bond Index is a market-weighted index designed to reflect the performance of the government fixed-income markets of 20 non-U.S. developed countries as of January 1999. Index returns assume reinvestment of dividends and do not reflect any management fees or expenses. It is not possible to invest directly in this index.

U.S. dollar, and up to 30% may be invested in emerging market government securities. The Fund also features a foreign currency strategy that seeks to take long positions in countries with higher yielding government debt and short positions in countries with lower yielding debt. This strategy may create the economic effect of financial leverage. We also employ a stop loss model and a technical indicator designed to alert us to increased levels of risk. This system is intended to reduce or eliminate certain positions when it appears market conditions or trends will cause the value of the Fund's investments to decline significantly.

In addition, we employ a proprietary ranking system based on analysis of real yields and yield curve slopes to evaluate short positions. We believe this system has the potential to provide additional downside protection, especially during periods when rates are particularly volatile.

JGT is designed to provide the potential for an attractive level of current income and total return. The Fund invests directly and indirectly in a portfolio of short-term international government securities, with approximately 50% denominated in non-U.S. currencies and unhedged. Indirect investments in international non-U.S. government securities are made by purchasing forward currency contracts and other derivative instruments that are collateralized by direct investments in U.S. cash equivalents, including U.S. government debt and agency paper. This strategy may create the economic effect of financial leverage. As with JGG, we monitor and adjust investments using a propriety risk reduction methodology.

How did the Funds perform over this period?

The performance of the Funds, as well as comparative indices, is presented in the accompanying table.

Average Annual Total Returns on Net Asset Value*

For periods ended June 30, 2011

	6-Month	1-Year	5-Year	Since Inception**
GCF	0.68%	4.31%	3.39%	3.28%
3-Month LIBOR[1]	0.15%	0.35%	2.61%	2.70%
JGG	-0.04%	1.65%	4.78%	4.73%
Citigroup Currency-Hedged World Government Bond Index,2	0.86%	0.72%	4.82%	4.85%
JGT	8.51%	19.29%	N/A	5.75%
Citigroup Non-U.S. World Government Bond Index[3]	4.55%	14.41%	N/A	7.38%

For the six-month period ended June 30, 2011, GCF outperformed 3-Month LIBOR, while JGG underperformed its respective Citigroup Index and JGT outperformed its Citigroup Index. As noted, JGG focuses to a large degree on managing foreign government debt and currency exposures, while JGT's strategy centers on evaluating the attractiveness of short-term international government debt.

Nuveen Investments

GCF's currency strategy that invests in a basket of high yielding currencies and shorts a basket of low yielding currencies did not work as well as expected in the first quarter of 2011 as the concerns about emerging market inflation pressures had a negative impact on some of the Fund's long positions in higher yielding currencies. In addition, improved sentiment early in the period about some countries on the periphery of Europe pushed the euro and some other European currencies higher. This Fund's strategy worked better during the second half of the reporting period, especially during April, when global risk sentiment was generally very positive. However, the Fund underperformed as the concerns about the global economy and Greek debt situation intensified in May and June. Overall, the Fund benefited from its long positions in the Polish zloty, Brazilian real, Australian dollar and New Zealand dollar, while short positions in the Swiss franc, Japanese yen and the euro detracted from the performance.

We continued to believe that high-yielding, growth sensitive, commodity-sensitive currencies would outperform lower yielding currencies. For the most part, we sought to limit the Fund's duration exposure relative to the benchmark, as the risk of overheating and inflationary pressures in emerging economies remained elevated against the backdrop of strong global growth prospects and high commodity demand.

Similarly, JGG was positioned for the sell-offs in the global fixed income market by limiting its duration exposure relative to its benchmark. However, the Fund's fixed income positions in high real interest rate countries had higher beta than the benchmark, and as a result, detracted from comparative performance during the period. Although, the Fund's overall duration exposure was neutral to defensive, we tactically added German duration exposure in May, which contributed positively to performance. The Fund's long fixed income positions in New Zealand, Australia, and Colombia also added to absolute performance, while underweight positions in Japan and the United Kingdom detracted from relative results. Our long/short currency strategy added slightly to absolute performance. The long positions in the Polish zloty, Brazilian real and Australian dollar contributed positively, while short positions in the Swiss franc, euro, and Japanese yen detracted.

JGG was also invested in interest rate swap transactions and US Treasury futures to potentially benefit from relative interest rate moves, and the shape of the yield curves, in a variety of countries.

JGT was well positioned for the broad U.S. dollar sell-offs during the period, with diversified holdings of long currency positions against the dollar. The Fund reduced the net U.S. dollar exposure by reducing its leverage in April, and this helped the Fund to weather the bouts of risk aversion during the second quarter. The Fund also benefited from its long positions in the Australian dollar, Brazilian real, Mexican peso, Polish zloty and Korean won. The Fund's New Zealand dollar position slightly detracted from performance for the first half of the reporting period, but rebounded during the second quarter. On the other hand, the Fund's underweight positions in the euro and Japanese yen hurt overall results. We bought bullish call spread on the Brazilian real to benefit from moderate appreciation of the Brazilian real. We bought lower strike calls and sold higher strike calls.

Nuveen Investments

In both JGG and JGT, foreign currency exchange contracts were used both to reduce risk and to take portfolio positions. The Funds reduced risk by hedging the foreign currency risk associated with the Fund's foreign debt investments. The Funds took portfolio positions through a forward purchase of a foreign currency to benefit from its potential appreciation, and purchased one currency and sold another to benefit from their potential movement relative to one another.

RISK CONSIDERATIONS

Fund shares are not guaranteed or endorsed by any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation. Past performance is no guarantee of future results. Fund common shares are subject to a variety of risks, including:

Investment Risk. The possible loss of the entire principal amount that you invest.

Price Risk. Shares of closed-end investment companies like the Funds frequently trade at a discount to their net asset value (NAV). Your common shares at any point in time may be worth less than your original investment, even after taking into account the reinvestment of Fund dividends and distributions.

Leverage Risk. The Funds' use of leverage creates the possibility of higher volatility for each Fund's per share NAV, market price, distributions and returns. There is no assurance that a Fund's leveraging strategy will be successful.

Tax Risk. The tax treatment of Fund distributions may be affected by new IRS interpretations of the Internal Revenue Code and future changes in tax laws and regulations. This is particularly true for funds employing a managed distribution program.

Below-Investment Grade Risk. Investments in securities below-investment grade quality are predominantly speculative and subject to greater volatility and risk of default.

Non-U.S. Securities Risk. Investments in non-U.S securities involve special risks not typically associated with domestic investments including currency risk and adverse political, social and economic development. These risks often are magnified in emerging markets.

Call Risk or Prepayment Risk. Issuers may exercise their option to prepay principal earlier than scheduled, forcing the Funds to reinvest in lower-yielding securities.

Derivatives Strategy Risk. Derivative securities, such as calls, puts, warrants, swaps and forwards, carry risks different from, and possibly greater than, the risks associated with the underlying investments.

Issuer Credit Risk. This is the risk that a security in a Fund's portfolios will fail to make dividend or interest payments when due.

Interest Rate Risk. Fixed-income securities such as bonds, preferred, convertible and other debt securities will decline in value if market interest rates rise.

Reinvestment Risk. If market interest rates decline, income earned from a Fund's portfolio may be reinvested at rates below that of the original bond that generated the income.

Nuveen Investments

Currency Risk. Changes in exchange rates will affect the value of a Fund's investments.

Counterparty Risk. To the extent that a Fund's derivative investments are purchased or sold in over-the-counter transactions, the Fund will be exposed to the risk that counterparties to these transactions will be unable to meet their obligations.

Nuveen Investments

Distribution and
Share Price Information

The following information regarding your Fund's distributions is current as of June 30, 2011, and likely will vary over time based on the Fund's investment activities and portfolio investment value changes.

During the six-month reporting period, GCF increased its quarterly distribution to shareholders during March and again during June. JGG reduced its quarterly distribution to shareholders during March and again during June. JGT reduced its quarterly distribution to shareholders during March.

Each Fund has a managed distribution program. The goal of this program is to provide shareholders with relatively consistent and predictable cash flow by systematically converting the Fund's expected long-term return potential into regular distributions. As a result, regular distributions throughout the year are likely to include a portion of expected long-term gains (both realized and unrealized), along with net investment income.

Important points to understand about a managed distribution program are:

•  Each Fund seeks to establish a relatively stable distribution rate that roughly corresponds to the projected total return from its investment strategy over an extended period of time. However, you should not draw any conclusions about a Fund's past or future investment performance from its current distribution rate.

•  Actual returns will differ from projected long-term returns (and therefore a Fund's distribution rate), at least over shorter time periods. Over a specific timeframe, the difference between actual returns and total distributions will be reflected in an increasing (returns exceed distributions) or a decreasing (distributions exceed returns) Fund net asset value.

•  Each distribution is expected to be paid from some or all of the following sources:

•  net investment income (regular interest and dividends),

•  realized capital gains, and

•  unrealized gains, or, in certain cases, a return of principal (non-taxable distributions).

•  A non-taxable distribution is a payment of a portion of a Fund's capital. When a Fund's returns exceed distributions, it may represent portfolio gains generated, but not realized as a taxable capital gain. In periods when the Fund's returns fall short of distributions, the shortfall will represent a portion of the distribution as a return of your original principal, unless the shortfall is offset during other time periods over the life of your investment (previous or subsequent) when the Fund's total return exceeds distributions.

•  Because distribution source estimates are updated during the year based on a Fund's performance and forecast for its current fiscal year (which is the calendar year for

Nuveen Investments

4  JGT elected to retain a portion of its realized long-term capital gains for the tax year ended December 31, 2007, and pay required federal corporate income taxes on this amount. As reported on Form 2439, shareholders on record date must include their pro-rata share of these gains on their applicable federal tax returns, and are entitled to take offsetting tax credits, for their pro-rata share of the taxes paid by the Fund. The total returns "Including retained gain tax credit/refund" include the economic benefit to shareholders on record date of these tax credits/refunds. The Fund had no retained capital gains for the tax years ended December 31, 2010 through December 31, 2008.

each Fund), estimates on the nature of your distributions provided at the time the distributions are paid may differ from both the tax information reported to you in your Fund's IRS Form 1099 statement provided at year end, as well as the ultimate economic sources of distributions over the life of your investment.

The following table provides estimated information regarding each Fund's distributions and total return performance for the six months ended June 30, 2011. This information is provided on a tax basis rather than a generally accepted accounting principles (GAAP) basis. This information is intended to help you better understand whether the Fund's returns for the specified time period were sufficient to meet each Fund's distributions.

As of 6/30/11	GCF	JGG	JGT
Inception date	4/28/06	6/27/06	4/25/07
Six months ended June 30, 2011:
Per share distribution:
From net investment income	$0.02	$0.00	$0.15
From realized capital gains	0.01	0.00	0.51
Return of capital	0.41	0.68	0.00
Total per share distribution	$0.44	$0.68	$0.66
Annualized distribution rate on NAV	5.76%	8.70%	8.10%
Average annual total returns:
Excluding retained gain tax credit/refund[4]:
Six-month (Cumulative) on NAV	0.68%	-0.04%	8.51%
1-Year on NAV	4.31%	1.65%	19.29%
5-Year on NAV	3.39%	4.78%	N/A
Since inception on NAV	3.28%	4.73%	5.75%
Including retained gain tax credit/refund[4]:
Six-month (Cumulative) on NAV	N/A	N/A	8.51%
1-Year on NAV	N/A	N/A	19.29%
5-Year on NAV	N/A	N/A	N/A
Since inception on NAV	N/A	N/A	5.90%

Share Repurchases and Share Price Information

As of June 30, 2011, and since the inception of the Funds' repurchase programs the Funds have cumulatively repurchased and retired their outstanding shares as shown in the accompanying table.

Fund	Shares Repurchased	% of Outstanding Shares
GCF	2,029,452	37.9%
JGG	25,900	0.3%
JGT	1,092,308	2.5%

GCF, as an interval Fund, is required to offer to repurchase, at least annually, 5% to 25% of its outstanding shares at NAV.

Nuveen Investments

During the six-month reporting period, GCF repurchased and retired 282,131 shares at NAV.

During the six-month reporting period, JGG did not repurchase and retire any of its outstanding shares, and JGT's shares were repurchased and retired at a weighted average price and a weighted average discount per share as shown in the accompanying table.

Fund	Shares Repurchased and Retired	Weighted Average Price Per Share Repurchased and Retired	Weighted Average Discount Per Share Repurchased and Retired
JGT	349,308	$14.33	12.24%

As of June 30, 2011, the Funds' share prices were trading at (-) discounts relative to their NAVs as shown in the accompanying table.

Fund	6/30/11 (-) Discount	Six-Month Average (-) Discount
GCF	-7.61%	-7.79%
JGG	-5.95%	-5.98%
JGT	-8.78%	-11.56%

Nuveen Investments

GCF

Performance

OVERVIEW

Global Income & Currency Fund Inc.

  as of June 30, 2011

Credit Quality2

2010-2011 Quarterly Distributions Per Share

Share Price Performance — Weekly Closing Price

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this Fund's Performance Overview page.

1  Current Distribution Rate is based on the Fund's current annualized quarterly distribution divided by the Fund's current market price. The Fund's quarterly distributions to its shareholders may be comprised of ordinary income, net realized capital gains and, if at the end of the calendar year the Fund's cumulative net ordinary income and net realized gains are less than the amount of the Fund's distributions, a return of capital for tax purposes.

2  The ratings represent the highest of Standard & Poor's, Moody's or Fitch ratings for each of the Fund's direct and synthetic investments in long-term sovereign debt securities of foreign governments. Bonds backed by U.S. Government or agency securities are given an implied rating equal to the rating of such securities. Holdings and their ratings may change over time.

3  Holdings are subject to change.

4  Excluding investments in derivatives.

Fund Snapshot

Share Price	$14.44
Net Asset Value (NAV)	$15.63
Premium/(Discount) to NAV	-7.61%
Current Distribution Rate[1]	6.23%
Net Assets ($000)	$83,767

Average Annual Total Return

(Inception 4/28/06)

	On Share Price	On NAV
6-Month (Cumulative)	2.83%	0.68%
1-Year	9.62%	4.31%
5-Year	4.15%	3.39%
Since Inception	1.46%	3.28%

Country Allocation

(as a % of total investments)3.4

United States	50.7%
Poland	13.9%
South Africa	12.8%
Turkey	12.4%
Mexico	5.9%
Australia	4.3%

Nuveen Investments

Fund Snapshot

Share Price	$14.71
Net Asset Value (NAV)	$15.64
Premium/(Discount) to NAV	-5.95%
Current Distribution Rate[1]	8.97%
Net Assets ($000)	$146,346

Average Annual Total Return

(Inception 6/27/06)

	On Share Price	On NAV
6-Month (Cumulative)	-1.61%	-0.04%
1-Year	-1.50%	1.65%
5-Year	2.98%	4.78%
Since Inception	2.98%	4.73%

Country Allocation

(as a % of total investments)3,4

United States	41.0%
Germany	19.0%
Czech Republic	8.9%
France	6.0%
South Africa	5.8%
Australia	4.9%
South Korea	4.1%
Peru	3.0%
New Zealand	2.2%
Colombia	2.0%
Poland	1.6%
Chile	1.5%

JGG

Performance

OVERVIEW

Nuveen Global Government Enhanced Income Fund

  as of June 30, 2011

Credit Quality2

2010-2011 Quarterly Distributions Per Share

Share Price Performance — Weekly Closing Price

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this Fund's Performance Overview page.

1  Current Distribution Rate is based on the Fund's current annualized quarterly distribution divided by the Fund's current market price. The Fund's quarterly distributions to its shareholders may be comprised of ordinary income, net realized capital gains and, if at the end of the calendar year the Fund's cumulative net ordinary income and net realized gains are less than the amount of the Fund's distributions, a return of capital for tax purposes.

2  The ratings represent the highest of Standard & Poor's, Moody's or Fitch ratings for each of the Fund's direct and synthetic investments in long-term sovereign debt securities of foreign governments. Bonds backed by U.S. Government or agency securities are given an implied rating equal to the rating of such securities. Holdings and their ratings may change over time.

3  Holdings are subject to change.

4  Excluding investments in derivatives.

Nuveen Investments

JGT

Performance

OVERVIEW

Nuveen Multi-Currency Short-Term Government Income Fund

  as of June 30, 2011

Credit Quality2

2010-2011 Distributions Per Share

Share Price Performance — Weekly Closing Price

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this Fund's Performance Overview page.

1  Current Distribution Rate is based on the Fund's current annualized quarterly distribution divided by the Fund's current market price. The Fund's quarterly distributions to its shareholders may be comprised of ordinary income, net realized capital gains and, if at the end of the calendar year the Fund's cumulative net ordinary income and net realized gains are less than the amount of the Fund's distributions, a return of capital for tax purposes.

2  The ratings represent the highest of Standard & Poor's, Moody's or Fitch ratings for each of the Fund's direct and synthetic investments in short-term sovereign debt securities of foreign governments. Bonds backed by U.S. Government or agency securities are given an implied rating equal to the rating of such securities. Holdings and their ratings may change over time.

3  Holdings are subject to change.

4  As previously explained in the Distribution and Share Price Information section of this report, the Fund elected to retain a portion of its realized long-term capital gains for the tax year ended December 31, 2007, and pay required federal corporate income taxes on these amounts. These standardized total returns include the economic benefit to Common shareholders of record of this tax credit/refund. The Fund had no retained capital gains for the tax years ended December 31, 2010 through December 31, 2008 or for the tax years ended prior to December 31, 2007.

5  Excluding investments in derivatives.

Fund Snapshot

Share Price	$14.86
Net Asset Value (NAV)	$16.29
Premium/(Discount) to NAV	-8.78%
Current Distribution Rate[1]	8.88%
Net Assets ($000)	$706,771

Average Annual Total Return

(Inception 4/25/07)

	On Share Price	On NAV
6-Month (Cumulative)	12.89%	8.51%
1-Year	21.15%	19.29%
Since Inception	3.48%	5.75%

Average Annual Total Return4

(Including retained gain tax credit/refund)

	On Share Price	On NAV
6-Month (Cumulative)	12.89%	8.51%
1-Year	21.15%	19.29%
Since Inception	3.65%	5.90%

Country Allocation

(as a % of total investments)3,5

United States	55.1%
Brazil	21.7%
Chile	6.4%
Mexico	3.9%
Canada	3.6%
Poland	3.0%
Colombia	2.7%
South Korea	2.2%
Turkey	1.2%
Taiwan	0.2%

Nuveen Investments

GCF

JGG

JGT

Shareholder MEETING REPORT

The annual meeting of shareholders was held in the offices of Nuveen Investments on May 6, 2011; at this meeting the shareholders were asked to vote on the election of Board Members.

	GCF	JGG	JGT
	Common Shares	Common Shares	Common Shares
Approval of the Board Members was reached as follows:
John P. Amboian
For	5,091,641	8,164,326	39,272,502
Withhold	156,860	185,468	706,807
Total	5,248,501	8,349,794	39,979,309
Robert P. Bremner
For	5,083,293	—	—
Withhold	165,208	—	—
Total	5,248,501	—	—
Jack B. Evans
For	5,084,004	—	—
Withhold	164,497	—	—
Total	5,248,501	—	—
William C. Hunter
For	5,088,183	—	—
Withhold	160,318	—	—
Total	5,248,501	—	—
David J. Kundert
For	5,084,004	8,169,950	39,253,547
Withhold	164,497	179,844	725,762
Total	5,248,501	8,349,794	39,979,309
William J. Schneider
For	5,088,521	—	—
Withhold	159,980	—	—
Total	5,248,501	—	—
Judith M. Stockdale
For	5,081,661	—	—
Withhold	166,840	—	—
Total	5,248,501	—	—
Carole E. Stone
For	5,083,661	—	—
Withhold	164,840	—	—
Total	5,248,501	—	—
Virginia L. Stringer
For	5,081,404	—	—
Withhold	167,097	—	—
Total	5,248,501	—	—
Terence J. Toth
For	5,086,624	8,170,391	39,246,260
Withhold	161,877	179,403	733,049
Total	5,248,501	8,349,794	39,979,309

Nuveen Investments

GCF

Global Income & Currency Fund, Inc.

Portfolio of INVESTMENTS

  June 30, 2011 (Unaudited)

Principal Amount (000) (3)		Description (1)	Coupon	Maturity	Ratings (2)	Value
		Short-Term Investments – 103.1%
		Sovereign Debt – 50.9%
		Australia – 4.4%
3,400	AUD	Australian Government	5.750%	4/15/12	AAA	$3,675,554
		Mexico – 6.2%
62,000	MXN	Mexican Treasury Bills	0.000%	3/08/12	N/R	5,129,714
		Poland – 14.3%
33,000	PLD	Republic of Poland	0.000%	7/25/11	A	11,998,318
		South Africa – 13.2%
74,000	ZAR	Republic of South Africa	13.000%	8/31/11	A3	11,058,709
		Turkey – 12.8%
17,550	TRY	Republic of Turkey, Government Bond	0.000%	8/03/11	N/R	10,737,291
		Total Sovereign Debt				42,599,586
		U.S. Government and Agency Obligations – 46.2%
2,000		Federal Home Loan Banks, Discount Notes	0.000%	7/13/11	AAA	1,999,986
7,430		Federal Home Loan Banks, Discount Notes	0.000%	8/17/11	AAA	7,429,807
4,500		Federal Home Loan Mortgage Corporation, Notes	0.000%	9/26/11	N/R	4,499,676
2,000		Federal National Mortgage Association	0.000%	9/14/11	AAA	1,999,876
6,000		Federal National Mortgage Association	0.000%	11/09/11	AAA	5,998,470
6,000		Federal National Mortgage Association	0.000%	12/14/11	Aaa	5,997,510
4,000		Federal National Mortgage Association	0.000%	12/19/11	AAA	3,998,292
5,000		United States of America Treasury Notes, (5)	1.750%	11/15/11	Aaa	5,030,665
1,750		United States of America Treasury Notes	1.875%	6/15/12	Aaa	1,777,685
38,680		Total U.S. Government and Agency Obligations				38,731,967
		Investment Companies – 6.0%
5,060		AIM Short Term Investment Trust Prime Portfolio	0.000%	N/A	N/R	5,059,511
		Total Short-Term Investments (cost $85,445,297)				86,391,064
		Total Investments (cost $85,445,297) – 103.1%				86,391,064
		Other Assets Less Liabilities – (3.1)% (4)				(2,624,278)
		Net Assets – 100%				$83,766,786

Investments in Derivatives

Call Options Purchased outstanding at June 30, 2011:

Type	Counterparty	Put Notional Amount		Call Notional Amount (6)		Expiration Date	Strike Price		Value
Currency Option	JPMorgan	6,000,000	USD	9,330,000	BRL	7/22/11	1.555	BRL	$38,040
	Total Call Options Purchased (premiums paid $74,400)								$38,040

Nuveen Investments

GCF

Global Income & Currency Fund, Inc. (continued)

Portfolio of INVESTMENTS June 30, 2011 (Unaudited)

Call Options Written outstanding at June 30, 2011:

Type	Counterparty	Put Notional Amount		Call Notional Amount (6)		Expiration Date	Strike Price		Value
Currrency Option	JPMorgan	(6,000,000	) USD	(8,910,000	) BRL	7/22/11	1.485	BRL	$(1,182)
	Total Call Options Written (premiums received $13,800)								$(1,182)

Forward Foreign Currency Exchange Contracts outstanding at June 30, 2011:

Counterparty	Currency Contracts to Deliver	Amount (Local Currency)	In Exchange For Currency	Amount (Local Currency)	Settlement Date	Unrealized Appreciation (Depreciation) (U.S. Dollars)
Bank of America	Australian Dollar	3,390,000	U.S. Dollar	3,560,958	7/15/11	$(70,384)
Citibank N.A.	Czech Koruna	74,000,000	U.S. Dollar	4,300,513	8/31/11	(110,403)
Deutsche Bank	Danish Krone	14,300,000	U.S. Dollar	2,716,462	7/29/11	(62,206)
HSBC	Euro	8,250,000	U.S. Dollar	11,785,125	7/18/11	(174,283)
Bank of America	Japanese Yen	589,000,000	U.S. Dollar	7,197,673	7/29/11	(119,490)
Citibank N.A.	Malaysian Ringgit	14,000,000	U.S. Dollar	4,605,263	7/01/11	(31,266)
Bank of America	Malaysian Ringgit	14,000,000	U.S. Dollar	4,603,143	7/01/11	(33,386)
HSBC	Mexican Dollar	61,000,000	U.S. Dollar	5,150,418	7/15/11	(54,955)
Citibank N.A.	Philippine Peso	130,000,000	U.S. Dollar	2,989,880	8/31/11	(4,282)
Morgan Stanley	Polish Zloty	15,000,000	U.S. Dollar	5,478,451	7/18/11	16,977
Morgan Stanley	Polish Zloty	15,000,000	U.S. Dollar	5,407,354	7/18/11	(54,120)
HSBC	Pound Sterling	7,000,000	U.S. Dollar	11,368,000	7/18/11	135,134
Bank of America	South African Rand	42,000,000	U.S. Dollar	6,292,983	7/11/11	86,949
JPMorgan Chase	South African Rand	20,000,000	U.S. Dollar	2,948,113	7/11/11	(7,141)
Bank of America	Swiss Franc	10,000,000	U.S. Dollar	11,435,106	7/11/11	(459,447)
Morgan Stanley	Turkish Lira	8,300,000	U.S. Dollar	5,193,992	8/08/11	115,756
Bank of America	U.S. Dollar	4,611,331	Malaysian Ringgit	14,000,000	7/01/11	25,199
Citibank N.A.	U.S. Dollar	4,603,143	Malaysian Ringgit	14,000,000	7/01/11	33,386
JPMorgan Chase	U.S. Dollar	2,505,232	South African Rand	17,000,000	7/11/11	6,735
Bank of America	U.S. Dollar	2,816,489	Swiss Franc	2,500,000	7/11/11	157,149
Bank of America	U.S. Dollar	8,917,743	Swiss Franc	7,500,000	7/11/11	3,172
HSBC	U.S. Dollar	5,314,626	Chilean Peso	2,500,000,000	7/13/11	29,225
Bank of America	U.S. Dollar	1,683,840	Australian Dollar	1,600,000	7/15/11	30,067
JPMorgan Chase	U.S. Dollar	5,808,058	South Korean Won	6,300,000,000	7/18/11	89,625
Bank of America	U.S. Dollar	3,805,095	Chilean Peso	1,800,000,000	7/29/11	34,641
Bank of America	U.S. Dollar	7,346,796	Japanese Yen	589,000,000	7/29/11	(29,633)
Morgan Stanley	U.S. Dollar	4,269,196	Malaysian Ringgit	13,000,000	8/03/11	42,164
Deutsche Bank	U.S. Dollar	4,167,438	Swedish Krona	27,000,000	8/12/11	91,837
Citibank N.A.	U.S. Dollar	4,591,669	Malaysian Ringgit	14,000,000	9/02/11	45,993
Citibank N.A.	U.S. Dollar	4,777,245	Australian Dollar	4,500,000	9/06/11	11,027
						$(255,960)

  (1)  All percentages shown in the Portfolio of Investments are based on net assets.

  (2)  Ratings: Using the highest of Standard & Poor's Group ("Standard & Poor's"), Moody's Investor Service, Inc. ("Moody's") or Fitch, Inc. ("Fitch") rating. Ratings below BBB by Standard & Poor's, Baa by Moody's or BBB by Fitch are considered to be below investment grade. Bonds backed by U.S. Government or agency securities are given an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by any of these national rating agencies.

  (3)  Principal Amount (000) denominated in U.S. Dollars, unless otherwise noted.

  (4)  Other Assets Less Liabliltites includes the Value and/or Net Unrealized Appreciation (Depreciation) of derivative instruments as noted in Investments in Derivatives.

  (5)  Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in derivatives.

  (6)  Call Notional Amount is calculated by multiplying the Put Notional Amount by the Strike Price.

  N/A  Not applicable.

  N/R  Not rated.

  AUD  Australian Dollar

  BRL  Brazilian Real

  MXN  Mexican Peso

  PLD  Polish Zloty

  TRY  Turkish Lira

  USD  United States Dollar

  ZAR  South African Rand

See accompanying notes to financial statements.

Nuveen Investments

JGG

Nuveen Global Government Enhanced Income Fund

Portfolio of INVESTMENTS

  June 30, 2011 (Unaudited)

Principal Amount (000)		Description (1)	Coupon	Maturity	Ratings (2)	Value
		Sovereign Debt – 59.1% (3)
		Australia – 4.9%
6,500	AUD	Australian Government	5.750%	5/15/21	AAA	$7,253,370
		Chile – 1.5%
1,055,000	CLP	Bonos del Banco Central de Chile en Pesos	6.000%	1/01/15	AA	2,183,065
		Colombia – 2.0%
4,000,000	COP	Republic of Colombia	9.850%	6/28/27	BBB-	2,894,743
		Czech Republic – 9.0%
217,000	CZK	Czech Republic Government Bond	2.800%	9/16/13	A+	13,128,791
		France – 6.0%
1,500	EUR	Republic of France, Discount Treasury Bill	2.500%	1/15/15	AAA	2,190,451
4,500	EUR	Republic of France	3.500%	4/25/20	AAA	6,618,729
6,000	EUR	Total France				8,809,180
		Germany – 19.0%
3,000	EUR	Bundesobligation	4.000%	4/13/12	AAA	4,436,414
2,200	EUR	Bundesschatzanweisungen, German Republic Federal Treasury Bill	0.750%	9/14/12	AAA	3,163,052
9,900	EUR	Deutschland Republic	3.250%	7/04/15	AAA	14,992,474
3,489	EUR	Deutschland Republic	3.500%	7/04/19	AAA	5,311,033
18,589	EUR	Total Germany				27,902,973
		New Zealand – 2.2%
3,700	NZD	New Zealand, Treasury Bill	6.500%	4/15/13	AAA	3,239,291
		Peru – 3.0%
12,500	PEN	Republic of Peru	6.950%	8/12/31	Baa3	4,379,419
		Poland – 1.6%
6,500	PLN	Republic of Poland	5.250%	10/25/20	A	2,286,167
		South Africa – 5.8%
62,000	ZAR	Republic of South Africa	7.250%	1/15/20	A	8,491,537
		South Korea – 4.1%
6,378,250	KRW	Korea Monetary Stability Bond	4.180%	12/02/11	A1	5,990,805
		Total Sovereign Debt (cost $81,168,642)				86,559,341
Principal Amount (000)		Description (1)	Coupon	Maturity	Ratings (2)	Value
		Short-Term Investments – 41.1% (4)
		U.S. Government and Agency Obligations – 37.6%
$10,000		Federal Home Loan Bank Bonds	1.625%	7/27/11	AAA	$10,011,010
10,000		Federal Home Loan Banks, Discount Notes	0.000%	7/13/11	AAA	9,998,250

Nuveen Investments

JGG

Nuveen Global Government Enhanced Income Fund (continued)

Portfolio of INVESTMENTS June 30, 2011 (Unaudited)

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value
	U.S. Government and Agency Obligations (continued)
$4,400	Federal Home Loan Banks, Discount Notes	0.000%	8/17/11	AAA	$4,396,551
9,000	Federal Home Loan Mortgage Corporation, Notes	0.000%	10/03/11	AAA	8,999,064
7,500	Federal National Mortgage Association	0.000%	11/02/11	AAA	7,498,192
5,000	Federal National Mortgage Association	0.000%	11/30/11	AAA	4,998,525
9,000	U.S. Treasury Notes, (5)	1.750%	11/15/11	AAA	9,055,197
54,900	Total U.S. Government and Agency Obligations				54,956,789
	Repurchase Agreements – 3.5%
$5,176	Repurchase Agreement with State Street Bank, dated 6/30/11, repurchase price $5,175,981, collateralized by $5,245,000 U.S. Treasury Notes, 1.750%, due 5/31/16, value $5,281,002	0.010%	7/01/11	N/A	5,175,980
	Total Short-Term Investments (cost $60,125,764)				60,132,769
	Total Investments (cost $141,294,406) – 100.2%				146,692,110
	Other Assets Less Liabilities – (0.2)% (6)				(346,182)
	Net Assets – 100%				$146,345,928

Investments in Derivatives

Call Options Purchased outstanding at June 30, 2011:

Type	Counterparty	Put Notional Amount		Call Notional Amount (7)		Expiration Date	Strike Price		Value
Currency Option	JPMorgan	3,200,000	USD	4,976,000	BRL	7/22/11	1.555	BRL	$20,288
	Total Call Options Purchased (premiums paid $39,680)								$20,288

Call Options Written outstanding at June 30, 2011:

Type	Counterparty	Put Notional Amount		Call Notional Amount (7)		Expiration Date	Strike Price		Value
Currrency Option	JPMorgan	(3,200,000	) USD	(4,752,000	) BRL	7/22/11	1.485	BRL	$(630)
	Total Call Options Written (premiums received $7,360)								$(630)

Forward Foreign Currency Exchange Contracts outstanding at June 30, 2011:

Counterparty	Currency Contracts to Deliver	Amount (Local Currency)	In Exchange For Currency	Amount (Local Currency)	Settlement Date	Unrealized Appreciation (Depreciation) (U.S. Dollars)
Bank of America	Australian Dollar	6,750,000	U.S. Dollar	7,090,403	6/15/11	$(140,144)
UBS AG	Canadian Dollar	4,000,000	U.S. Dollar	4,051,864	7/05/11	(95,578)
Barclays	Colombian Peso	5,000,000,000	U.S. Dollar	2,717,391	7/25/11	(107,519)
Citibank N.A.	Czech Koruna	271,129,000	U.S. Dollar	15,756,672	8/31/11	(404,505)
HSBC	Euro	3,650,000	U.S. Dollar	5,214,025	7/18/11	(77,107)
Citibank N.A.	Euro	26,200,000	U.S. Dollar	37,141,120	8/31/11	(792,160)
Bank of America	Japanese Yen	239,000,000	U.S. Dollar	2,920,618	7/29/11	(48,486)
HSBC	Mexican Peso	34,546,435	U.S. Dollar	2,916,862	7/15/11	(31,123)
Morgan Stanley	New Zealand Dollar	4,000,000	U.S. Dollar	3,184,240	7/05/11	(129,759)
Morgan Stanley	New Zealand Dollar	1,900,000	U.S. Dollar	1,496,003	7/05/11	(78,147)
Morgan Stanley	New Zealand Dollar	1,900,000	U.S. Dollar	1,570,122	8/08/11	(426)
JPMorgan Chase	Peruvian Nouveau Sol	12,812,500	U.S. Dollar	4,499,561	7/27/11	(151,374)
Citibank N.A.	Polish Zloty	5,700,000	U.S. Dollar	2,012,570	8/31/11	(53,607)
HSBC	Pound Sterling	3,400,000	U.S. Dollar	5,521,600	7/18/11	65,637
JPMorgan Chase	South African Rand	14,000,000	U.S. Dollar	2,063,679	7/11/11	(4,999)
JPMorgan Chase	South African Rand	42,800,000	U.S. Dollar	6,094,435	7/11/11	(229,810)
Citibank N.A.	South Korean Won	3,192,246,094	U.S. Dollar	2,944,605	8/12/11	(38,389)
Bank of America	Swiss Franc	6,000,000	U.S. Dollar	6,861,063	7/11/11	(275,668)
Bank of America	U.S. Dollar	1,473,360	Australian Dollar	1,400,000	6/15/11	26,309

Nuveen Investments

Forward Foreign Currency Exchange Contracts outstanding at June 30, 2011 (continued):

Counterparty	Currency Contracts to Deliver	Amount (Local Currency)	In Exchange For Currency	Amount (Local Currency)	Settlement Date	Unrealized Appreciation (Depreciation) (U.S. Dollars)
UBS AG	U.S. Dollar	4,198,241	Canadian Dollar	4,000,000	7/05/11	$(50,799)
Morgan Stanley	U.S. Dollar	3,313,120	New Zealand Dollar	4,000,000	7/05/11	879
Morgan Stanley	U.S. Dollar	1,573,732	New Zealand Dollar	1,900,000	7/05/11	417
JPMorgan Chase	U.S. Dollar	1,547,349	South African Rand	10,500,000	7/11/11	4,160
Bank of America	U.S. Dollar	7,134,194	Swiss Franc	6,000,000	7/11/11	2,538
HSBC	U.S. Dollar	2,976,190	Chilean Peso	1,400,000,000	7/13/11	16,366
Citibank N.A.	U.S. Dollar	1,445,609	Canadian Dollar	1,400,000	7/15/11	5,632
HSBC	U.S. Dollar	2,956,148	Mexican Peso	34,546,435	7/15/11	(8,163)
Bank of America	U.S. Dollar	2,981,128	Japanese Yen	239,000,000	7/29/11	(12,024)
Morgan Stanley	U.S. Dollar	2,955,597	Malaysian Ringgit	9,000,000	8/03/11	18,533
Morgan Stanley	U.S. Dollar	2,816,020	Turkish Lira	4,500,000	8/08/11	(62,760)
Deutsche Bank AG	U.S. Dollar	2,778,292	Swedish Krona	18,000,000	8/12/11	61,225
Citibank N.A.	U.S. Dollar	3,715,635	Australian Dollar	3,500,000	9/06/11	8,577
UBS AG	U.S. Dollar	4,046,085	Canadian Dollar	4,000,000	9/06/11	94,873
						$(2,487,401)

Interest Rate Swaps outstanding at June 30, 2011:

Counterparty	Notional Amount	Fund Pay/Receive Floating Rate			Floating Rate Index	Fixed Rate (Annualized)	Fixed Rate Payment Frequency	Termination Date	Value (U.S. Dollars)	Unrealized Appreciation (Depreciation)
Citibank N.A.	7,150,000	PLN	Pay		6-Month WIBOR	5.340%	Annually	7/06/20	$73,474	$73,474
Citibank N.A.	18,450,000	ZAR	Pay		3-Month ZAR-JIBAR	7.655	Quarterly	1/07/21	(78,165)	(78,165)
Deutsche Bank AG	28,000,000	ILS	Pay		3-Month TELBOR	4.850	Annually	5/20/20	(173,585)	(173,585)
JPMorgan	5,700,000,000	CLP	Pay		6-Month ICP	4.580	Semi-Annually	8/10/14	(389,460)	664,397
JPMorgan	9,960,000,000	KRW	Rec	eive	3-Month KRW-CD-KSDA	4.250	Quarterly	3/11/15	(120,875)	(120,875)
JPMorgan	64,000,000	MXN	Pay		28-Day MXN-TIIE	7.750	28-Day	2/05/21	205,289	205,289
Morgan Stanley	4,750,000	CHF	Rec	eive	6-Month LIBOR-BBA	2.358	Annually	4/12/20	(199,442)	(199,442)
Morgan Stanley	61,500,000	SEK	Rec	eive	3-Month STIBOR	2.535	Annually	5/06/15	216,146	216,146
Morgan Stanley	23,000,000	SEK	Rec	eive	3-Month STIBOR	2.560	Annually	11/12/15	50,080	50,080
RBC	21,990,000	NZD	Pay		3-Month NZD-BBR	6.045	Semi-Annually	6/22/19	1,360,778	2,007,904
RBC	8,000,000	AUD	Pay		6-Month AUD-BBR	6.100	Semi-Annually	1/14/20	219,044	219,044
UBS AG	97,000,000	CZK	Rec	eive	6-Month PRIBOR	3.000	Annually	6/21/20	(12,207)	(12,207)
										$2,852,060

Futures Contracts outstanding at June 30, 2011:

Type	Contract Position	Number of Contracts	Contract Expiration	Value	Unrealized Appreciation (Depreciation)
German Euro-Bond Futures	Long	30	9/11	3,764,400	$13,832

Nuveen Investments

JGG

Nuveen Global Government Enhanced Income Fund (continued)

Portfolio of INVESTMENTS June 30, 2011 (Unaudited)

  (1)  All percentages shown in the Portfolio of Investments are based on net assets.

  (2)  Ratings: Using the highest of Standard & Poor's Group ("Standard & Poor's"), Moody's Investor Service, Inc. ("Moody's") or Fitch, Inc. ("Fitch") rating. Ratings below BBB by Standard & Poor's, Baa by Moody's or BBB by Fitch are considered to be below investment grade. Bonds backed by U.S. Government or agency securities are given an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by any of these national rating agencies.

  (3)  Additional Sovereign Debt exposure is obtained from investments in interest rate swap transactions that reference the global government bond markets.

  (4)  Substantially all of the Fund's Short-Term Investments may be used as collateral for investments in derivatives.

  (5)  Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in derivatives.

  (6)  Other Assets Less Liabilities includes the Value and/or Net Unrealized Appreciation (Depreciation) of derivative instruments as noted in Investments in Derivatives.

  (7)  Call Notional Amount is calculated by multiplying the Put Notional Amount by the Strike Price.

  N/A  Not applicable.

  AUD  Australian Dollar

  BRL  Brazilian Real

  CLP  Chilean Peso

  COP  Colombian Peso

  CZK  Czech Koruna

  EUR  Euro

  KRW  South Korean Won

  NZD  New Zealand Dollar

  PEN  Peruvian Nuevo Sol

  PLN  Polish Zloty

  USD  United States Dollar

  ZAR  South African Rand

  AUD-BBR  Australian Dollar-Bank Bill Rate

  ICP  Indice Cámara Promedio

  JIBAR  Johannesburg Inter-Bank Agreed Rate

  KRW-CD-KSDA  Korean Won-Certificates of Deposit-Korean Securities Dealers Association

  LIBOR-BBA  London Inter-Bank Offered Rate-British Bankers' Association

  MXN-TIIE  Mexican Peso Inter-Bank Equilibrium Interest Rate

  NZD-BBR  New Zealand Dollar-Bank Bill Rate

  PRIBOR  Prague Interbank Offered Rate

  STIBOR  Stockholm Interbank Offered Rate

  TELBOR  Tel-Aviv Inter-Bank Offered Rate

  WIBOR  Warsaw Inter-Bank Offered Rate

See accompanying notes to financial statements.

Nuveen Investments

JGT

Nuveen Multi-Currency Short-Term Government Income Fund

Portfolio of INVESTMENTS

  June 30, 2011 (Unaudited)

Principal Amount (000)		Description (1)	Coupon	Maturity	Ratings (2)	Value
		Asset-Backed Securities – 1.0%
		Auto – 0.0%
$314		AmeriCredit Automobile Receivables Trust, Series 2010-4	0.325%	12/08/11	A-1+	$314,461
		Other – 1.0%
5,000		Bank One Issuance Trust, Calss 2004-A5	0.349%	3/17/14	AAA	4,999,962
1,684		CNH Equipment Trust Series 2010-1	0.427%	12/09/11	A-1+	1,684,239
183		SLM Student Loan Trust 2008-6 Class A1	0.674%	10/27/14	AAA	183,528
6,867		Total Other				6,867,729
$7,181		Total Asset-Backed Securities (cost $7,182,066)				7,182,190
Principal Amount (000)		Description (1)	Coupon	Maturity	Ratings (2)	Value
		Sovereign Debt – 44.2%
		Brazil – 21.8%
90,500	BRL	Letra De Tesouro Nacional de Brazil	0.000%	7/01/11	BBB+	$57,988,659
41,540	BRL	Letra De Tesouro Nacional de Brazil	0.000%	10/01/11	BBB-	25,805,692
25,065	BRL	National Treasury Note of Brazil	6.000%	8/15/12	Baa2	33,395,609
64,557	BRL	National Treasury Note of Brazil	10.000%	1/01/14	BBB+	37,129,143
131,162	BRL	Total Brazil				154,319,103
		Canada – 3.7%
25,000	CAD	Canadian Government Bond	1.500%	3/01/12	AAA	25,978,537
		Chile – 6.5%
11,300,000	CLP	Bonos del Banco Central de Chile en Pesos	3.000%	5/01/12	Aa3	23,745,837
10,565,000	CLP	Bonos del Banco Central de Chile en Pesos	6.000%	1/01/15	AA	21,861,692
21,865,000	CLP	Total Chile				45,607,529
		Colombia – 2.8%
27,290,000	COL	Republic of Colombia	12.000%	10/22/15	BBB-	19,570,432
		Mexico – 3.9%
150,000	MXN	Mexico Bonos de DeSarrollo	9.000%	12/20/12	A	13,525,520
150,000	MXN	United Mexican States	9.500%	12/18/14	A	14,264,086
300,000	MXN	Total Mexico				27,789,606
		Poland – 3.0%
30,000	PLN	Republic of Poland	0.000%	1/25/12	A	10,657,831
30,000	PLN	Republic of Poland	0.000%	7/25/12	A	10,416,206
60,000	PLN	Total Poland				21,074,037
		South Korea – 2.3%
17,013,250	KRW	Korea Monetary Stabilty Bond	4.180%	12/02/11	A1	15,979,786

Nuveen Investments

JGT

Nuveen Multi-Currency Short-Term Government Income Fund (continued)

Portfolio of INVESTMENTS June 30, 2011 (Unaudited)

Principal Amount (000)		Description (1)	Coupon	Maturity	Ratings (2)	Value
		Taiwan — 0.2%
50,000	TWD	Taiwan Government	3.625%	3/08/12	AA-	$1,775,510
		Total Sovereign Debt (cost $285,326,126)				312,094,540
Principal Amount (000) (3)		Description (1)	Coupon	Maturity	Ratings (2)	Value
		Short-Term Investments – 55.8%
		Sovereign Debt – 1.3%
		Turkey – 1.3%
14,480	TRY	Republic of Turkey, Government Bond	0.000%	8/03/11	N/R	$8,867,860
		U.S. Government and Agency Obligations — 51.0%
$15,000		Federal Home Loan Bank Bonds	1.625%	7/27/11	AAA	15,016,515
15,000		Federal Home Loan Bank Bonds	0.000%	9/13/11	AAA	15,007,200
15,000		Federal Home Loan Bank Bonds	0.000%	10/28/11	AAA	15,006,825
20,000		Federal Home Loan Bank Bonds	4.875%	11/18/11	AAA	20,360,920
4,800		Federal Home Loan Banks, Discount Notes	0.000%	7/12/11	AAA	4,799,384
18,000		Federal Home Loan Banks, Discount Notes	0.000%	7/13/11	AAA	17,999,580
14,170		Federal Home Loan Banks, Discount Notes	0.000%	8/17/11	AAA	14,166,874
25,000		Federal Home Loan Mortgage Corporation, Notes	0.000%	8/23/11	AAA	24,991,534
13,000		Federal Home Loan Mortgage Corporation, Notes	0.000%	9/12/11	AAA	12,999,207
20,000		Federal Home Loan Mortgage Corporation, Notes	0.000%	12/27/11	AAA	19,991,060
13,200		Federal National Mortgage Association	0.000%	7/01/11	AAA	13,200,000
6,000		Federal National Mortgage Association	0.000%	8/01/11	AAA	5,998,450
10,000		Federal National Mortgage Association	1.160%	9/08/11	AAA	10,019,720
15,000		Federal National Mortgage Association	0.000%	9/14/11	AAA	14,999,070
30,000		Federal National Mortgage Association	0.000%	11/09/11	AAA	29,992,350
18,000		Federal National Mortgage Association	0.000%	11/30/11	AAA	17,994,690
30,000		Federal National Mortgage Association	0.000%	12/14/11	Aaa	29,987,550
20,000		Federal National Mortgage Association	0.000%	12/19/11	AAA	19,991,460
20,000		United States of America Treasury Notes	1.000%	8/31/11	Aaa	20,031,240
25,000		United States of America Treasury Notes, (4)	1.000%	10/31/11	Aaa	25,076,175
13,000		United States of America Treasury Notes, (4)	1.750%	11/15/11	Aaa	13,079,729
346,970		Total U.S. Government and Agency Obligations				360,709,533
		Repurchase Agreements – 3.5%
$24,748		Repurchase Agreement with State Street Bank, dated 6/30/10, repurchase price $24,748,477, collateralized by $25,075,000 U.S. Treasury Notes, 1.750%, due 5/31/16, value $25,247,115	0.010%	7/01/11	N/A	24,748,470
		Total Short-Term Investments (cost $394,473,088)				394,325,863
		Total Investments (cost $686,981,280) – 101.0%				713,602,593
		Other Assets Less Liabilities – (1.0)% (5)				(6,831,593)
		Net Assets Applicable to Common Shares – 100%				$706,771,000

Investments in Derivatives

Call Options Purchased outstanding at June 30, 2011:

Type	Counterparty	Put Notional Amount		Call Notional Amount (6)		Expiration Date	Strike Price		Value
Currency Option	JPMorgan	60,500,000	USD	94,077,500	BRL	7/22/11	1.555	BRL	$383,570
	Total Call Options Purchased (premiums paid $750,200)								$383,570

Nuveen Investments

Call Options Written outstanding at June 30, 2011:

Type	Counterparty	Put Notional Amount		Call Notional Amount (6)		Expiration Date	Strike Price		Value
Currrency Option	JPMorgan	(60,500,000	) USD	(89,842,500	) BRL	7/22/11	1.485	BRL	$(11,918)
	Total Call Options Written (premiums received $139,150)								$(11,918)

Forward Foreign Currency Exchange Contracts outstanding at June 30, 2011:

Counterparty	Currency Contracts to Deliver	Amount (Local Currency)	In Exchange For Currency	Amount (Local Currency)	Settlement Date	Unrealized Appreciation (Depreciation) (U.S. Dollars)
Bank of America	Brazilian Real	80,000,000	U.S. Dollar	49,890,864	7/05/11	$(1,369,829)
UBS	Brazilian Real	131,967,000	U.S. Dollar	81,526,534	7/05/11	(3,032,464)
Bank of America	Brazilian Real	57,000,000	U.S. Dollar	36,512,715	7/05/11	(10,528)
Bank of America	Brazilian Real	154,967,000	U.S. Dollar	99,267,824	7/05/11	(28,623)
JPMorgan Chase	Brazilian Real	29,600,000	U.S. Dollar	18,669,190	7/26/11	(203,469)
Bank of America	Brazilian Real	154,967,000	U.S. Dollar	96,423,483	8/02/11	(2,219,290)
UBS	Canadian Dollar	23,300,000	U.S. Dollar	23,602,107	7/05/11	(556,740)
JPMorgan Chase	Polish Zloty	42,000,000	U.S. Dollar	15,158,624	7/18/11	(133,503)
Morgan Stanley	Polish Zloty	17,500,000	U.S. Dollar	6,308,580	7/18/11	(63,140)
Bank of America	Singapore Dollar	44,000,000	U.S. Dollar	35,569,927	7/01/11	(251,940)
Barclays	Turkish Lira	21,700,000	U.S. Dollar	13,207,547	7/01/11	(162,755)
Bank of America	U.S. Dollar	21,574,200	Australian Dollar	20,500,000	6/15/11	385,238
Bank of America	U.S. Dollar	34,870,267	Singapore Dollar	44,000,000	7/01/11	951,601
Barclays	U.S. Dollar	13,441,193	Turkish Lira	21,700,000	7/01/11	(70,891)
Bank of America	U.S. Dollar	35,912,298	Brazilian Real	57,000,000	7/05/11	610,945
Bank of America	U.S. Dollar	97,097,118	Brazilian Real	154,967,000	7/05/11	2,199,329
Bank of America	U.S. Dollar	51,245,916	Brazilian Real	80,000,000	7/05/11	14,776
UBS	U.S. Dollar	84,534,623	Brazilian Real	131,967,000	7/05/11	24,375
UBS	U.S. Dollar	24,454,753	Canadian Dollar	23,300,000	7/05/11	(295,906)
RBC	U.S. Dollar	25,623,011	Canadian Dollar	24,800,000	7/11/11	87,257
JPMorgan Chase	U.S. Dollar	36,104,807	South African Rand	245,000,000	7/11/11	97,062
Credit Suisse	U.S. Dollar	29,577,599	Swedish Krona	182,212,800	7/11/11	(780,129)
HSBC	U.S. Dollar	14,243,197	Chilean Peso	6,700,000,000	7/13/11	78,323
Morgan Stanley	U.S. Dollar	40,753,584	Mexican Peso	474,225,000	7/14/11	(282,568)
Citibank N.A.	U.S. Dollar	17,347,308	Canadian Dollar	16,800,000	7/15/11	67,578
Barclays	U.S. Dollar	16,114,050	Australian Dollar	15,000,000	7/18/11	(52,271)
Goldman Sachs	U.S. Dollar	37,803,021	Norwegian Krone	206,000,000	7/18/11	349,084
JPMorgan Chase	U.S. Dollar	15,362,669	Polish Zloty	42,000,000	7/18/11	(70,541)
Morgan Stanley	U.S. Dollar	6,392,928	Polish Zloty	17,500,000	7/18/11	(21,208)
JPMorgan Chase	U.S. Dollar	42,278,971	South Korean Won	45,860,000,000	7/18/11	640,621
HSBC	U.S. Dollar	35,311,301	Singapore Dollar	44,000,000	7/21/11	510,867
JPMorgan Chase	U.S. Dollar	14,696,157	South African Rand	100,000,000	7/25/11	50,594
Barclays	U.S. Dollar	13,139,013	Turkish Lira	21,700,000	7/29/11	162,372
Morgan Stanley	U.S. Dollar	32,839,968	Malaysian Ringgit	100,000,000	8/03/11	205,920
RBC	U.S. Dollar	10,140,445	Chilean Peso	4,772,499,075	8/10/11	25,536
Citibank N.A.	U.S. Dollar	17,530,671	South Korean Won	19,005,000,000	8/12/11	228,548
RBC	U.S. Dollar	23,652,476	Turkish Lira	37,906,640	8/15/11	(489,826)
Barclays	U.S. Dollar	11,633,110	Colombian Peso	20,800,000,000	8/29/11	97,592
Bank of America	U.S. Dollar	35,573,953	Singapore Dollar	44,000,000	8/31/11	249,682
Citibank N.A.	U.S. Dollar	34,762,077	Malaysian Ringgit	106,000,000	9/02/11	189,052
Citibank N.A.	U.S. Dollar	40,341,180	Australian Dollar	38,000,000	9/06/11	93,120
UBS	U.S. Dollar	23,568,445	Canadian Dollar	23,300,000	9/06/11	552,637
HSBC	U.S. Dollar	21,890,033	Australian Dollar	20,650,000	9/09/11	74,609
Morgan Stanley	U.S. Dollar	36,221,680	New Zealand Dollar	44,000,000	10/05/11	7,468
Bank of America	U.S. Dollar	54,687,500	Yuan Renminbi	350,000,000	6/29/12	217,489
						$(1,923,946)

Nuveen Investments

JGT

Nuveen Multi-Currency Short-Term Government Income Fund (continued)

Portfolio of INVESTMENTS June 30, 2011 (Unaudited)

  (1)  All percentages shown in the Portfolio of Investments are based on net assets.

  (2)  Ratings: Using the highest of Standard & Poor's Group ("Standard & Poor's"), Moody's Investor Service, Inc. ("Moody's") or Fitch, Inc. ("Fitch") rating. Ratings below BBB by Standard & Poor's, Baa by Moody's or BBB by Fitch are considered to be below investment grade. Bonds backed by U.S. Government or agency securities are given an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by any of these national rating agencies.

  (3)  Principal Amount (000) denominated in U.S. Dollars, unless otherwise noted.

  (4)  Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in derivatives.

  (5)  Other Assets Less Liabilities includes the Value and/or Net Unrealized Appreciation (Depreciation) of derivative instruments as noted in Investments in Derivatives.

  (6)  Call Notional Amount is calculated by multiplying the Put Notional Amount by the Strike Price.

  N/A  Not applicable.

  N/R  Not rated.

  BRL  Brazilian Real

  CAD  Canadian Dollar

  CLP  Chilean Peso

  COL  Colombian Peso

  KRW  South Korean Won

  MXN  Mexican Peso

  PLN  Polish Zloty

  TRY  Turkish Lira

  TWD  Taiwan Dollar

  USD  United States Dollar

See accompanying notes to financial statements.

Nuveen Investments

Statement of

ASSETS & LIABILITIES

June 30, 2011 (Unaudited)

	Global Income & Currency (GCF)	Global Government Enhanced Income (JGG)	Multi-Currency Short-Term Government Income (JGT)
Assets
Investments, at value (cost $—, $81,168,642 and $292,508,192, respectively)	$—	$86,559,341	$319,276,730
Short-term investments, at value (cost $85,445,297, $60,125,764 and $394,473,088, respectively)	86,391,064	60,132,769	394,325,863
Options purchased, at value (premiums paid $74,400, $39,680, and $750,200, respectively)	38,040	20,288	383,570
Cash denominated in foreign currencies (cost $157,577, $1,863,265, and $3,321,440, respectively)	154,385	1,917,037	3,364,546
Cash in other banks (1)	—	—	4,165,000
Unrealized appreciation on:
Forward foreign currency exchange contracts	955,036	305,146	8,171,675
Interest rate swaps	—	3,042,543	—
Receivables:
Due from broker (net of amounts uncollectible of $—, $135,899 and $—, respectively)	—	884,014	—
Interest	536,272	2,063,783	4,624,587
Other assets	—	4,595	44,214
Total assets	88,074,797	154,929,516	734,356,185
Liabilities
Cash overdraft	—	871,186	—
Options written, at value (premiums received $13,800, $7,360, and $139,150, respectively)	1,182	630	11,918
Unrealized depreciation on:
Forward foreign currency exchange contracts	1,210,996	2,792,547	10,095,621
Interest rate swaps	—	190,483	—
Interest rate swaps premiums received	—	1,700,983	—
Payables:
Dividends	1,049,220	2,823,021	12,892,832
Due to broker	—	—	3,636,957
Investments purchased	1,779,120	—	—
Variation margin on futures contracts	—	18,115	—
Accrued expenses:
Management fees	83,989	106,794	507,022
Other	183,504	79,829	440,835
Total liabilities	4,308,011	8,583,588	27,585,185
Net assets	$83,766,786	$146,345,928	$706,771,000
Shares outstanding	5,360,486	9,359,018	43,375,485
Net asset value per share outstanding	$15.63	$15.64	$16.29
Net assets consist of:
Shares, ($.001, $.01 and $.01, respectively) par value per share	$5,360	$93,590	$433,755
Paid-in surplus	88,406,989	152,777,442	695,521,811
Undistributed (Over-distribution of) net investment income	(2,648,661)	(9,098,802)	(30,345,211)
Accumulated net realized gain (loss)	(2,664,551)	(3,350,427)	16,602,010
Net unrealized appreciation (depreciation)	667,649	5,924,125	24,558,635
Net assets	$83,766,786	$146,345,928	$706,771,000

(1)  Represents investments segregated by the Fund's custodian for investments in derivatives prior to the Lehman bankruptcy. See Footnote 1—General Information and Significant Accounting Policies, Due from Broker, for further details.

See accompanying notes to financial statements.

Nuveen Investments

Statement of

OPERATIONS

Six Months Ended June 30, 2011 (Unaudited)

	Global Income & Currency (GCF)	Global Government Enhanced Income (JGG)	Multi-Currency Short-Term Government Income (JGT)
Investment Income (net of foreign tax withheld of $—, $183 and $—, respectively)	$1,214,743	$1,536,109	$5,746,361
Expenses
Management fees	381,908	650,866	3,026,445
Shareholders' servicing agent fees and expenses	16,759	158	222
Custodian's fees and expenses	66,443	72,092	498,094
Directors'/Trustees' fees and expenses	1,147	2,051	9,541
Professional fees	5,752	20,684	14,195
Shareholders' reports — printing and mailing expenses	21,002	26,090	99,223
Stock exchange listing fees	—	4,471	7,193
Investor relations expense	12,070	16,215	70,789
Interest expense	—	—	77,830
Repurchase expense	77,195	—	—
Other expenses	7,637	3,672	12,023
Total expenses before custodian fee credit	589,913	796,299	3,815,555
Custodian fee credit	(148)	—	(159)
Net expenses	589,765	796,299	3,815,396
Net investment income (loss)	624,978	739,810	1,930,965
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments and foreign currency	864,327	(1,325,366)	3,038,849
Forward foreign currency exchange contracts	718,945	(2,044,264)	32,075,295
Futures contracts	—	(251,526)	—
Interest rate swaps	—	587,885	—
Options purchased	250,500	140,280	1,678,350
Change in net unrealized appreciation (depreciation) of:
Investments and foreign currency	(303,648)	4,699,036	18,313,673
Forward foreign currency exchange contracts	(1,502,940)	(3,681,371)	66,910
Futures contracts	—	267,100	—
Interest rate swaps	—	757,411	—
Options purchased	(36,360)	(19,392)	(366,630)
Options written	12,618	6,730	127,232
Net realized and unrealized gain (loss)	3,442	(863,477)	54,933,679
Net increase (decrease) in net assets from operations	$628,420	$(123,667)	$56,864,644

See accompanying notes to financial statements.

Nuveen Investments

Statement of

CHANGES in NET ASSETS (Unaudited)

	Global Income & Currency (GCF)		Global Government Enhanced Income (JGG)
	Six Months Ended 6/30/11	Year Ended 12/31/10	Six Months Ended 6/30/11	Year Ended 12/31/10
Operations
Net investment income (loss)	$624,978	$215,420	$739,810	$1,303,322
Net realized gain (loss) from:
Investments and foreign currency	864,327	2,353,268	(1,325,366)	2,227,508
Forward foreign currency exchange contracts	718,945	1,451,739	(2,044,264)	491,890
Futures contracts	—	—	(251,526)	(702,740)
Interest rate swaps	—	—	587,885	2,546,341
Options purchased	250,500	—	140,280	—
Options written	—	—	—	—
Swaptions written	—	—	—	(27,509)
Change in net unrealized appreciation (depreciation) of:
Investments and foreign currency	(303,648)	(910,318)	4,699,036	185,328
Forward foreign currency exchange contracts	(1,502,940)	2,588,463	(3,681,371)	1,035,825
Futures contracts	—	—	267,100	(253,268)
Interest rate swaps	—	—	757,411	3,704,987
Options purchased	(36,360)	—	(19,392)	—
Options written	12,618	—	6,730	—
Swaptions written	—	—	—	32,200
Net increase (decrease) in net assets from operations	628,420	5,698,572	(123,667)	10,543,884
Distributions to Shareholders
From and in excess of net investment income	(2,419,272)	—	(6,364,132)	—
From net investment income	—	(4,697,479)	—	(7,108,236)
From accumulated net realized gains	—	—	—	(543,466)
Return of capital	—	—	—	(6,927,272)
Decrease in net assets from distributions to shareholders	(2,419,272)	(4,697,479)	(6,364,132)	(14,578,974)
Capital Share Transactions
Net proceeds from shares issued to shareholders due to reinvestment of distributions	—	—	—	615,509
Shares repurchased and retired (1)	(4,460,491)	(9,840,672)	—	—
Net increase (decrease) in net assets from capital share transactions	(4,460,491)	(9,840,672)	—	615,509
Net increase (decrease) in net assets	(6,251,343)	(8,839,579)	(6,487,799)	(3,419,581)
Net assets at the beginning of period	90,018,129	98,857,708	152,833,727	156,253,308
Net assets at the end of period	$83,766,786	$90,018,129	$146,345,928	$152,833,727
Undistributed (Over-distribution of) net investment income at the end of period	$(2,648,661)	$(854,367)	$(9,098,802)	$(3,474,480)

(1)  Including $77,195 and $27,631 of repurchase fees, during the six months ended June 30, 2011 and the fiscal year ended December 31, 2011, respectively for Global Income & Currency (GCF).

See accompanying notes to financial statements.

Nuveen Investments

Statement of

CHANGES in NET ASSETS (Unaudited) (continued)

	Multi-Currency Short-Term Government Income (JGT)
	Six Months Ended 6/30/11	Year Ended 12/31/10
Operations
Net investment income (loss)	$1,930,965	$15,929,554
Net realized gain (loss) from:
Investments and foreign currency	3,038,849	12,663,801
Forward foreign currency exchange contracts	32,075,295	(29,618,139)
Futures contracts	—	—
Interest rate swaps	—	—
Options purchased	1,678,350	(2,367,250)
Options written	—	805,125
Swaptions written	—	—
Change in net unrealized appreciation (depreciation) of:
Investments and foreign currency	18,313,673	(9,392,768)
Forward foreign currency exchange contracts	66,910	9,114,532
Futures contracts	—	—
Interest rate swaps	—	—
Options purchased	(366,630)	—
Options written	127,232	—
Swaptions written	—	—
Net increase (decrease) in net assets from operations	56,864,644	(2,865,145)
Distributions to Shareholders
From and in excess of net investment income	(28,729,692)	—
From net investment income	—	(5,837,262)
From accumulated net realized gains	—	—
Return of capital	—	(56,193,547)
Decrease in net assets from distributions to shareholders	(28,729,692)	(62,030,809)
Capital Share Transactions
Net proceeds from shares issued to shareholders due to reinvestment of distributions	—	—
Shares repurchased and retired	(5,012,124)	(413,277)
Net increase (decrease) in net assets from capital share transactions	(5,012,124)	(413,277)
Net increase (decrease) in net assets	23,122,828	(65,309,231)
Net assets at the beginning of period	683,648,172	748,957,403
Net assets at the end of period	$706,771,000	$683,648,172
Undistributed (Over-distribution of) net investment income at the end of period	$(30,345,211)	$(3,546,484)

See accompanying notes to financial statements.

Nuveen Investments

Intentionally Left Blank

Nuveen Investments

Financial

HIGHLIGHTS (Unaudited)

Selected data for a share outstanding throughout each period:

			Investment Operations				Less Distributions										Total Returns
		Beginning Net Asset Value	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)(b)		Total	Net Investment Income		Capital Gains	Return of Capital	Total	Offering Costs	Discount from Shares Repurchased and Retired		Ending Net Asset Value	Ending Market Value	Based on Market Value(c)	Based on Net Asset Value(c)
Global Income & Currency (GCF)
Year Ended 12/31:
2011	(g)	$15.95	$.11	$.01	^	$.12	$(.44	)***	$—	$—	$(.44)	$—	$—		$15.63	$14.44	2.83%	.68%
2010		15.77	.04	.95	^	.99	(.81)		—	—	(.81)	—	—		15.95	14.47	8.96	6.49
2009		16.39	.28	(.09	)^	.19	—		—	(.81)	(.81)	—	—		15.77	14.04	6.44	1.90
2008		18.58	.78	(1.52	)^	(.74)	(1.03)		—	(.42)	(1.45)	—	—		16.39	13.97	(12.52)	(3.06)
2007		19.09	1.16	.35	^	1.51	(2.02)		—	—	(2.02)	—	—		18.58	17.55	8.49	8.60
2006	(d)	19.10	.71	.30		1.01	(.74)		(.21)	(.03)	(.98)	(.04)	—		19.09	18.05	(4.76)	5.48
Global Government Enhanced Income (JGG)
Year Ended 12/31:
2011	(g)	16.33	.08	(.09)		(.01)	(.68	)***	—	—	(.68)	—	—		15.64	14.71	(1.61)	(.04)
2010		16.76	.14	.99		1.13	(.76)		(.06)	(.74)	(1.56)	—	—		16.33	15.65	(.22)	6.85
2009		18.00	.27	.05		.32	(.87)		(.05)	(.64)	(1.56)	—	—	**	16.76	17.23	18.57	1.70
2008		18.57	.79	.23		1.02	(.82)		—	(.77)	(1.59)	—	—		18.00	15.93	7.38	5.85
2007		19.48	.77	(.06)		.71	(1.21)		(.01)	(.40)	(1.62)	—	—		18.57	16.36	(12.27)	3.84
2006	(e)	19.10	.38	.72		1.10	(.68)		—	—	(.68)	(.04)	—		19.48	20.40	5.55	5.56
Multi-Currency Short-Term Government Income (JGT)
Year Ended 12/31:
2011	(g)	15.64	.04	1.26		1.30	(.66	)***	—	—	(.66)	—	.01		16.29	14.86	12.89	8.51
2010		17.12	.36	(.42)		(.06)	(.13)		—	(1.29)	(1.42)	—	—	**	15.64	13.77	(1.44)	(.18)
2009		16.51	.49	1.62		2.11	(.93)		(.48)	(.10)	(1.51)	— **	.01		17.12	15.41	22.55	13.35
2008		19.31	1.07	(2.15)		(1.08)	(1.18)		(.02)	(.53)	(1.73)	— **	.01		16.51	13.90	(8.32)	(6.01)
2007	(f)	19.10	.72	1.09		1.81	(.82)		(.75)	—	(1.57)	(.03)	—		19.31	16.93	(7.75)	9.47

(a)  Per share Net Investment Income (Loss) is calculated using the average daily shares method.

(b)  Net of federal corporate Income taxes on long-term capital gains retained by the Fund per share as follows:

Long-Term Capital Gains Retained
Multi-Currency Short-Term Government Income (JGT)
Year Ended 12/31:
2011	(g)	N/A
2010		N/A
2009		N/A
2008		N/A
2007	(f)	$.15

(c)  • Total Return Based on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

  • Total Return Based on Net Asset Value is the combination of changes in net asset value, reinvested divided income at net asset value and reinvested capital gains distributions at net asset value, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending net asset value. The actual reinvest price for the last dividend declared in the period may often be based on the Fund's market price (and not its net asset value), and therefore may be different from the price used in the calculation. Total returns are not annualized.

  • Multi-Currency Short-Term Government Income (JGT) elected to retain a portion of its realized long-term capital gains for the following tax years ended December 31, (which is the fiscal year-end for the Fund) and pay required federal corporate income taxes on these amounts. As reported on Form 2439, shareholders on record date must include their pro-rata share of these gains on their applicable federal tax returns, and are entitled to take offsetting tax credits, for their pro-rata share of the taxes paid by the Fund. The standardized total returns shown above do not include the economic benefit to shareholders on record date of these tax credits/refunds. The Fund's corresponding Total Returns Based on Market Value and Net Asset Value when these benefits are included are as follows:

Nuveen Investments

		Ratios/Supplemental Data
			Ratios to Average Net Assets
		Ending Net Assets (000)	Expenses		Net Investment Income (Loss)		Portfolio Turnover Rate
Global Income & Currency (GCF)
Year Ended 12/31:
2011	(g)	$83,767	1.36	%*	1.44	%*	0%
2010		90,018	1.20		.23		0
2009		98,858	1.22		1.71		0
2008		108,158	1.20		4.35		0
2007		129,045	1.16		5.99		0
2006	(d)	140,415	1.19	*	5.45	*	0
Global Government Enhanced Income (JGG)
Year Ended 12/31:
2011	(g)	146,346	1.08	*	1.00	*	37
2010		152,834	1.06		.82		105
2009		156,253	1.08		1.54		177
2008		167,522	1.05		4.32		54
2007		173,302	.99		4.04		302
2006	(e)	180,593	1.07	*	3.79	*	0
Multi-Currency Short-Term Government Income (JGT)
Year Ended 12/31:
2011	(g)	706,771	1.10	*	.56	*	21
2010		683,648	1.13		2.28		77
2009		748,957	1.07		2.92		103
2008		729,813	1.05		5.81		38
2007	(f)	858,833	1.07	*	5.40	*	205

		Total Returns
	Shareholders of Record on	Based on Market Value	Based on Net Asset Value
Multi-Currency Short-Term Government Income (JGT)
Year Ended 12/31:
2011(g)	N/A	12.89%	8.51%
2010	N/A	(1.44)	(.18)
2009	N/A	22.55	13.35
2008	N/A	(8.32)	(6.01)
2007(f)	December 31	(6.97)	10.29

(d)  For the period April 28, 2006 (commencement of operations) through December 31, 2006.

(e)  For the period June 27, 2006 (commencement of operations) through December 31, 2006.

(f)  For the period April 25, 2007 (commencement of operations) through December 31, 2007.

(g)  For the six months ended June 30, 2011.

N/A  For the six months ended June 30, 2011. The Fund had no retained capital gains for the tax years ended December 31, 2010 through December 31, 2008.

*  Annualized.

**  Rounds to less than $.01 per share.

***  Represents distribution paid "From and in excess of net Investment Income" for the six months ended June 30, 2011.

^  Includes repurchase offer fees, which are less than $.01 per share.

See accompanying notes to financial statements.

Nuveen Investments

Notes to

FINANCIAL STATEMENTS (Unaudited)

1. General Information and Significant Accounting Policies

General Information

The funds covered in this report and their corresponding New York Stock Exchange ("NYSE") symbols are Global Income & Currency Fund Inc. (GCF), Nuveen Global Government Enhanced Income Fund (JGG) and Nuveen Multi-Currency Short-Term Government Income Fund (JGT) (each a "Fund" and collectively, the "Funds"). The Funds are registered under the Investment Company Act of 1940, as amended, as closed-end registered investment companies. Global Government Enhanced Income (JGG) and Multi-Currency Short-Term Government Income (JGT) were organized as Massachusetts business trusts on April 13, 2006 and February 14, 2007, respectively.

Effective January 1, 2011, the Funds' adviser, Nuveen Asset Management, a wholly-owned subsidiary of Nuveen Investments, Inc. ("Nuveen"), changed its name to Nuveen Fund Advisors, Inc. (the "Adviser"). Concurrently, the Adviser formed a wholly-owned subsidiary, Nuveen Asset Management, LLC (the "Sub-Adviser"), to house its portfolio management capabilities and to serve as the Funds' sub-adviser, and the Funds' portfolio managers become employees of the Sub-Adviser. This allocation of responsibilities between the Adviser and the Sub-Adviser affects each of the Funds. The Adviser will compensate the Sub-Adviser for the portfolio management services it provides to the Fund from each Fund's management fee.

Global Income & Currency's (GCF) investment objective is to provide current income while also seeking total returns. The Fund seeks to achieve its investment objective by constructing and actively managing a portfolio of investments that provides long and short exposure to selected foreign currencies. The Fund's portfolio will be comprised of short-term fixed income securities and investments in other instruments that provide long and short exposure to the eligible currencies selected by the Sub-Adviser using the investment process described in its prospectus. In implementing its investment strategy, the Sub-Adviser begins the investment process by investing all or substantially all of the Fund's assets primarily in short-term debt securities, including, but not limited to, foreign sovereign debt securities, securities issued by U.S. Government agencies and instrumentalities, debt obligations of corporate issuers and other debt securities that the Sub-Adviser believes are appropriate investments for the Fund (the "Debt Securities"). Following its investment in the Debt Securities, the Sub-Adviser generally will make investments in forward contracts and other instruments that provide exposure to selected foreign currencies.

Global Government Enhanced Income's (JGG) primary investment objective is to provide a high level of current income and gains. The Fund's secondary investment objective is to seek capital preservation. The Fund invests in global government debt securities directly, or indirectly by investing in debt-related derivative instruments. These derivative instruments include interest rate swaps, total return swaps, bond futures, and contracts to purchase government debt securities on a forward basis. At least 80% of the debt will be hedged to the U.S. Dollar, and up to 30% may be invested in emerging market government securities. The Fund also features a currency strategy of up to 35% long and 35% short positions, with a target of 25% / 25%. This strategy may create the economic effect of financial leverage. The Adviser will monitor and adjust investments using a propriety risk reduction methodology.

Multi-Currency Short-Term Government Income's (JGT) primary investment objective is to provide an attractive level of current income and total return. The Fund will invest directly and indirectly in a portfolio of short-term international government securities. The Fund will invest approximately 50% of its assets directly in international short-term government securities that are denominated in non-U.S. currencies and will not be currency hedged. Indirect investments in international non-U.S. government securities are made by purchasing forward currency contracts and other derivative instruments that offer exposure to the returns of short-term international (non-U.S.) government securities. These contracts are collateralized by direct investments in U.S. cash equivalents, including U.S. government debt and agency paper. This strategy may create the economic effect of financial leverage. The Adviser will monitor and adjust investments using a propriety risk reduction methodology.

Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with accounting principles generally accepted in the United States ("U.S. GAAP").

Nuveen Investments

Investment Valuation

Prices of fixed-income securities, short-term U.S. and international government securities, forward foreign currency exchange contracts and interest rate swaps are provided by a pricing service approved by the Funds' Board of Directors/Trustees. These securities are generally classified as Level 2 for fair value measurement purposes. When price quotes are not readily available, the pricing service establishes a security's fair value using methods that may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor's credit characteristics considered relevant. In pricing certain securities, particularly less liquid and lower quality securities, the pricing service may consider information about a security, its issuer, or market activity, provided by the Adviser. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs.

Investments in open-end funds are valued at their respective net asset values on the valuation date. These investment vehicles are generally classified as Level 1.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing services. As a result, the NAV of the Funds' shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and an investor is not able to purchase, redeem or exchange shares.

The value of exchange-traded options are based on the mean of the closing bid and ask prices. Futures contracts are valued using the closing settlement price or in the absence of such a price, the last traded price. Exchange-traded options and futures contracts are generally classified as Level 1. Options traded in the over-the-counter market are valued using an evaluated mean price and are generally classified as Level 2.

Repurchase agreements are valued at contract amount plus accrued interest, which approximates market value. These securities are generally classified as Level 2.

Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Funds' Board of Directors/Trustees or its designee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund's net asset value (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security's fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor's credit characteristics considered relevant. These securities are generally classified as Level 2 or as Level 3 depending on the priority of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Funds' Board of Directors/Trustees or its designee.

Refer to Footnote 2—Fair Value Measurements for further details on the leveling of securities held by the Funds as of the end of the reporting period.

Investment Transactions

Investment transactions are recorded on a trade date basis. Realized gains and losses from investment transactions are determined on the specific identification method, which is the same basis for federal income tax purposes. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Funds have instructed the custodian to segregate assets with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments. At June 30, 2011, the Funds had no outstanding when-issued/delayed delivery purchase commitments.

Investment Income

Interest income, which reflects the amortization of premiums and includes accretion of discounts for financial reporting purposes, is recorded on an accrual basis. Interest income also includes paydown gains and losses, if any.

Income Taxes

Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its investment company taxable income to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue

Nuveen Investments

Notes to

FINANCIAL STATEMENTS (Unaudited) (continued)

Code applicable to regulated investment companies. In any year when the Funds realize net capital gains, each Fund may choose to distribute all or a portion of its net capital gains to shareholders, or alternatively, to retain all or a portion of its net capital gains and pay federal corporate income taxes on such retained gains.

For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Dividends and Distributions to Shareholders

Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Each Fund makes quarterly cash distributions to shareholders of a stated dollar amount per share. Subject to approval and oversight by the Funds' Board of Directors/Trustees, each Fund seeks to maintain a stable distribution level designed to deliver the long-term return potential of each Fund's investment strategy through regular quarterly distributions (a "Managed Distribution Program"). Total distributions during a calendar year generally will be made from each Fund's net investment income, net realized capital gains and net unrealized capital gains in the Fund's portfolio, if any. The portion of distributions paid attributed to net unrealized gains, if any, is distributed from the Fund's assets and is treated by shareholders as a non-taxable distribution ("Return of Capital") for tax purposes. In the event that total distributions during a calendar year exceed a Fund's total return on net asset value, the difference will reduce net asset value per share. If a Fund's total return on net asset value exceeds total distributions during a calendar year, the excess will be reflected as an increase in net asset value per share. The final determination of the source and character of all distributions for the fiscal year are made after the end of the fiscal year and are reflected in the financial statements contained in the annual report as of December 31 each year.

The actual character of distributions made by the Funds during the fiscal year ended December 31, 2010, is reflected in the accompanying financial statements.

The distributions made by the Funds during the six months ended June 30, 2011, are provisionally classified as being "From and in excess of net investment income," and those distributions will be classified as being from net investment income, net realized capital gains and/or a return of capital for tax purposes after the fiscal year end. For purposes of calculating "Undistributed (Over-distribution of) net investment income" as of June 30, 2011, the distribution amounts provisionally classified as "From and in excess of net investment income" were treated as being entirely from net investment income. Consequently, the financial statements at June 30, 2011, reflect an over-distribution of net investment income.

Foreign Currency Transactions

Each Fund is authorized to engage in foreign currency exchange transactions, including foreign currency exchange contracts, futures, options and swap contracts. To the extent that the Funds invest in securities and/or contracts that are denominated in a currency other than U.S. dollars, the Funds will be subject to currency risk, which is the risk that an increase in the U.S. dollar relative to the foreign currency will reduce returns or portfolio value. Generally, when the U.S. dollar rises in value against a foreign currency, the Fund's investments denominated in that currency will lose value because its currency is worth fewer U.S. dollars; the opposite effect occurs if the U.S. dollar falls in relative value. Investments and other assets and liabilities denominated in foreign currencies are converted into U.S. dollars on a spot (i.e. cash) basis at the spot rate prevailing in the foreign currency exchange market at the time of valuation. Purchases and sales of investments and income denominated in foreign currencies are translated into U.S. dollars on the respective dates of such transactions.

The books and records of the Funds are maintained in U.S. dollars. Foreign currencies, investments, other assets and liabilities are translated into U.S. dollars at 4:00 p.m. Eastern time. Investments, income and expenses are translated on the respective dates of such transactions. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency

Nuveen Investments

gains and losses between trade date and settlement date of the transactions, foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of a Fund and the amounts actually received.

The realized gains and losses resulting from changes in foreign currency exchange rates and changes in foreign exchange rates associated with other assets and liabilities on investments, forward foreign currency exchange contracts, options written and swap contracts are recognized as a component of "Net realized gain (loss) from investments and foreign currency" on the Statement of Operations, when applicable.

The unrealized gains and losses resulting from changes in foreign currency exchange rates and changes in foreign exchange rates associated with other assets and liabilities on investments are recognized as a component of "Change in unrealized appreciation (depreciation) of investments and foreign currency" on the Statement of Operations, when applicable. The unrealized gains and losses resulting from changes in foreign exchange rates associated with forward foreign currency exchange contracts, options written, swaps and swaptions written are recognized as a component of "Change in net unrealized appreciation (deprecation) of forward foreign currency exchange contracts, options purchased, options written, swaps and swaptions written, respectively" when applicable.

Forward Foreign Currency Exchange Contracts

Each Fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives and is authorized to enter into forward foreign currency exchange contracts in an attempt to manage such risk under two circumstances: (i) when a Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency to "lock in" the U.S. exchange rate of the transaction, with such period being a short-dated contract covering the period between transaction date and settlement date; or (ii) when the Sub-Adviser, believes that the currency of a particular foreign country may experience a substantial movement against the U.S. dollar or against another foreign currency. Forward foreign currency exchange contracts are valued daily at the forward rate and are recognized as a component of "Unrealized appreciation or depreciation on forward foreign currency exchange contracts" on the Statement of Assets and Liabilities. The change in value of the contracts during the reporting period is recognized as a component of "Change in net unrealized appreciation (depreciation) of forward foreign currency exchange contracts" on the Statement of Operations. When the contract is closed or offset with the same counterparty, a Fund recognizes the difference between the value of the contract at the time it was entered and the value at the time it was closed or offset as a component of "Net realized gain (loss) from forward foreign currency exchange contracts" on the Statement of Operations.

Forward foreign currency exchange contracts will generally not be entered into for terms greater than three months, but may have maturities of up to six months or more. The use of forward foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of a Fund's investment securities; however, it does establish a rate of exchange that can be achieved in the future. The use of forward foreign currency exchange contracts involves the risk that anticipated currency movements will not be accurately predicted. A forward foreign currency exchange contract would limit the risk of loss due to a decline in the value of a particular currency; however, it also would limit any potential gain that might result should the value of the currency increase instead of decrease. These contracts may involve market risk in excess of the unrealized appreciation or depreciation reflected on the Statement of Assets and Liabilities. Forward foreign currency contracts are subject to counterparty risk if the counterparty fails to perform as specified in the contract due to financial impairment or other reason.

During the six months ended June 30, 2011, Global Income & Currency (GCF) entered into forward foreign currency exchange contracts buying currencies expected to appreciate, and selling currencies expected to depreciate. Global Government Enhanced Income (JGG) and Multi-Currency Short-Term Government Income (JGT) entered into forward foreign currency exchange contracts to reduce risk, and to take portfolio positions. The Funds reduced risk by hedging the foreign currency risk associated with the Fund's foreign debt investments. The Funds took portfolio positions through a forward purchase of a foreign currency to benefit from its potential appreciation, and purchasing one currency and selling another to benefit from their potential movement relative to one another.

The average number of forward foreign currency exchange contracts outstanding during the six months ended June 30, 2011, were as follows:

	Global Income & Currency (GCF)	Global Government Enhanced Income (JGG)	Multi-Currency Short-Term Government Income (JGT)
Average number of forward foreign currency exchange contracts outstanding*	24	35	49

*  The average number of foreign currency exchange contracts is calculated based on the outstanding contracts at the beginning of the fiscal year and at the end of each fiscal quarter within the current fiscal year.

Nuveen Investments

Notes to

FINANCIAL STATEMENTS (Unaudited) (continued)

Refer to Footnote 3—Derivative Instruments and Hedging Activities for further details on forward foreign currency exchange contract activity.

Futures Contracts

Each Fund is subject to interest rate risk in the normal course of pursuing its investment objectives and is authorized to invest in futures contracts in attempt to manage such risk. Upon entering into a futures contract, a Fund is required to deposit with the broker an amount of cash or liquid securities equal to a specified percentage of the contract amount. This is known as the "initial margin." Cash held by the broker to cover initial margin requirements on open futures contracts, if any, is recognized as "Deposits with brokers for open futures contracts" on the Statement of Assets and Liabilities. Subsequent payments ("variation margin") are made or received by a Fund each day, depending on the daily fluctuation of the value of the contract. Variation margin is recognized as a receivable or payable for "Variation margin on futures contracts" on the Statement of Assets and Liabilities, when applicable.

During the period the futures contract is open, changes in the value of the contract are recorded as an unrealized gain or loss by "marking-to-market" on a daily basis to reflect the changes in market value of the contract and is recognized as "Change in net unrealized appreciation (depreciation) of futures contracts" on the Statement of Operations. When the contract is closed or expired, a Fund records a realized gain or loss equal to the difference between the value of the contract on the closing date and value of the contract when originally entered into and is recognized as "Net realized gain (loss) from futures contracts" on the Statement of Operations.

Risks of investments in futures contracts include the possible adverse movement of the securities or indices underlying the contracts, the possibility that there may not be a liquid secondary market for the contracts and/or that a change in the value of the contract may not correlate with a change in the value of the underlying securities or indices. Global Income & Currency (GCF) and Multi-Currency Short-Term Government Income (JGT) did not invest in futures contracts during the six months ended June 30, 2011.

During the six months ended June 30, 2011, Global Government Enhanced Income (JGG) entered into treasury futures to potentially benefit from any flattening of the yield curve or to potentially benefit from changes in the shape of the U.S. government bond yield curve.

The average number of futures contracts outstanding during the six months ended June 30, 2011, was as follows:

Global Government Enhanced Income (JGG)
Average number of futures contracts outstanding*	57

*  The average number of futures contracts is calculated based on the outstanding contracts at the beginning of the fiscal year and at the end of each fiscal quarter within the current fiscal year.

Refer to Footnote 3—Derivative Instruments and Hedging Activities for further details on futures contract activity.

Interest Rate Swaps

Each Fund is subject to interest rate risk in the normal course of pursuing its investment objectives and is authorized to invest in interest rate swap transactions in an attempt to manage such risk. Each Fund's uses interest rate swap contracts for purposes of risk reduction or expressing market views. An example of risk reduction would be to synthetically convert certain Fund positions in fixed-rate securities effectively into adjustable rate instruments and thereby shorten the average interest rate reset time and duration of each Fund's portfolio of investments. An example of expressing a market view would be to enter into swaps of different tenors that offset one another in whole or in part (in one case paying the fixed leg, in the other case receiving the fixed leg), in order to benefit if certain changes occur in the slope of the yield curve. Interest rate swap contracts involve each Fund's agreement with the counterparty to pay or receive a fixed or floating rate payment in exchange for the counterparty paying or receiving from each Fund a variable rate payment. The amount of the payment obligation is based on the notional amount of the interest rate swap contract. Interest rate swap contracts do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to the swap counterparty on such transactions is limited to the net amount of interest payments that each Fund is

Nuveen Investments

to receive. Interest rate swap positions are valued daily. Each Fund accrues the fixed rate payment expected to be paid or received and the variable rate payment expected to be received or paid on interest rate swap contracts on a daily basis, and recognizes the daily change in the market value of the Fund's contractual rights and obligations under the contracts. The net amount recorded on these transactions for each counterparty is recognized on the Statement of Assets and Liabilities as a component of "Unrealized appreciation or depreciation on interest rate swaps" with the change during the fiscal period reflected on the Statement of Operations as "Change in net unrealized appreciation (depreciation) of interest rate swaps." Once periodic payments are settled in cash, the net amount is recognized as "Net realized gain (loss) from interest rate swaps" on the Statement of Operations, in addition to the net realized gain or loss recorded upon the termination of interest rate swap contracts. For tax purposes, periodic payments are treated as ordinary income or expense. Global Income & Currency (GCF) and Multi-Currency Short-Term Government Income (JGT) did not invest in interest rate swap contracts during the six months ended June 30, 2011.

During the six months ended June 30, 2011, Global Government Enhanced Income (JGG) entered into interest rate swap transactions designed to benefit from relative interest rate moves, and the shapes of the yield curve, in a variety of countries.

The average number of interest rate swap contracts outstanding during the six months ended June 30, 2011, were as follows:

Global Government Enhanced Income (JGG)
Average number of interest rate swap contracts outstanding*	15

*  The average number of interest rate swap contracts is calculated based on the outstanding contracts at the beginning of the fiscal year and at the end of each fiscal quarter within the current fiscal year.

Refer to Footnote 3—Derivative Instruments and Hedging Activities for further details on interest rate swap contract activity.

Options Transactions

Each Fund is subject to foreign currency risk in the normal course of pursuing its investment objectives and is authorized to purchase and write (sell) call and put options on securities, futures, swaps ("swaptions") or currencies in an attempt to manage such risk. The purchase of options and/or swaptions involves the risk of loss of all or a part of the cash paid for the options (the premium). The market risk associated with purchasing options and/or swaptions is limited to the premium paid. The counterparty credit risk of purchasing options and/or swaptions, however, needs also to take into account the current value of the option, as this is the performance expected from the counterparty. When a Fund purchases an option and/or swaption, an amount equal to the premium paid (the premium plus commission) is recognized as a component of "Options and/or Swaptions purchased, at value" on the Statement of Assets and Liabilities. When a Fund writes an option and/or swaption, an amount equal to the net premium received (the premium less commission) is recognized as a component of "Options and/or Swaptions written, at value" on the Statement of Assets and Liabilities and is subsequently adjusted to reflect the current value of the written option and/or swaption until the option and/or swaption is exercised or expires or the Fund enters into a closing purchase transaction. The changes in the value of options and/or swaptions purchased during the fiscal period are recognized as a component of "Change in net unrealized appreciation (depreciation) of Options and/or Swaptions purchased" on the Statement of Operations. The changes in the value of options and/or swaptions written during the fiscal period are recognized as a component of "Change in net unrealized appreciation (depreciation) of Options and/or Swaptions written" on the Statement of Operations. When an option and/or swaption is exercised or expires or a Fund enters into a closing purchase transaction, the difference between the net premium received and any amount paid at expiration or on executing a closing purchase transaction, including commission, is recognized as a component of "Net realized gain (loss) from Options and/or Swaptions purchased and/or written" on the Statement of Operations. The Fund, as a writer of an option and/or swaption, has no control over whether the underlying instrument may be sold (called) or purchased (put) and as a result bears the risk of an unfavorable change in the market value of the instrument underlying the written option and/or swaption. There is also the risk the Fund may not be able to enter into a closing transaction because of an illiquid market.

During the six month's ended June 30, 2011, the Funds purchased and wrote call options on the Brazilian Real to benefit if the Brazilian Real declined and purchased higher strike calls on the Brazilian Real as protection in case the Brazilian Real rose.

The Funds did not purchase or write put options or swaptions during the six months ended June 30, 2011.

The average number of options contracts outstanding during the six months ended June 30, 2011, were as follows:

	Global Income & Currency (GCF)	Global Government Enhanced Income (JGG)	Multi-Currency Short-Term Government Income (JGT)
Average number of purchased option contracts outstanding*	1	1	1

*  The average number of option contracts is calculated based on the outstanding contracts at the beginning of the fiscal year and at the end of each fiscal quarter within the current fiscal year.

Nuveen Investments

Notes to

FINANCIAL STATEMENTS (Unaudited) (continued)

	Global Income & Currency (GCF)	Global Government Enhanced Income (JGG)	Multi-Currency Short-Term Government Income (JGT)
Average number of written option contracts outstanding*	—	—	—

*  The average number of option contracts is calculated based on the outstanding contracts at the beginning of the fiscal year and at the end of each fiscal quarter within the current fiscal year.

Refer to Footnote 3—Derivative Instruments and Hedging Activities and Footnote 5—Investment Transactions for further details on option activity.

Market and Counterparty Credit Risk

In the normal course of business each Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose each Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of each Fund's exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities. Futures contracts, when applicable, expose a Fund to minimal counterparty credit risk as they are exchange traded and the exchange's clearinghouse, which is counterparty to all exchange traded futures, guarantees the futures contracts against default.

Each Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when each Fund has an unrealized loss, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.

Repurchase Agreements

In connection with transactions in repurchase agreements, it is each Fund's policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the counterparty defaults, and the fair value of the collateral declines, realization of the collateral may be delayed or limited.

Due from Broker

On September 15, 2008, Lehman Brothers Holding, Inc. and certain of its affiliates ("Lehman") filed for Chapter 11 bankruptcy in U.S. Federal Court. A number of Lehman subsidiaries have subsequently filed bankruptcy or similar insolvency proceedings in the U.S. and other jurisdictions. Lehman's bankruptcy caused the Funds to terminate their outstanding Lehman derivative positions and quantify such exposures. The Funds have filed claims in the relevant Lehman bankruptcy proceedings, as appropriate. The Funds' net exposure, after application of available offsets, is expected to be modest.

In conjunction with quantifying exposure to such Lehman transactions, the Fund discounted the net gains on their outstanding Lehman derivative contracts prior to their scheduled settlement dates by an amount the Adviser believed to be the Funds' expected loss rate in seeking recovery in bankruptcy. This discounted value is recognized as a component of "Due from broker" on the Statement of Assets and Liabilities.

Nuveen Investments

Global Government Enhanced Income (JGG) also has an outstanding trade receivable in the amount of $871,186 from Lehman, which is recognized as a component of "Due from Broker" on Statement of Assets and Liabilities. The Fund's Adviser has agreed that to the extent that this asset is not ultimately recovered by the Fund, the Adviser or another party shall reimburse the Fund for this asset. The Fund's custodian has also agreed to waive any overdraft charges resulting from this receivable. As the receivable is an offset of the overdraft noted on the Fund's accounting records and recognized as "Cash overdraft" on the Statement of Assets and Liabilities, there has been no effect on the Fund's NAV.

Multi-Currency Short-Term Government Income (JGT) has $4,165,000 in "Cash in other banks" on the Statement of Assets and Liabilities for which it does not have full access. Such amounts represent investments segregated by the Fund's custodian as collateral for investments in derivatives prior to the Lehman bankruptcy, which have subsequently matured. The value of the Fund's outstanding derivative positions terminated as a result of the Lehman bankruptcy for which the Fund is currently liable are recognized as a component of "Due to broker" on the Statement of Assets and Liabilities, when applicable. Under the terms of the Lehman bankruptcy, the Fund is required to accrue interest on such outstanding amounts, which is recognized as "Interest expense" on the Statement of Operations.

Zero Coupon Securities

Each Fund is authorized to invest in zero coupon securities. A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.

Custodian Fee Credit

Each Fund has an arrangement with the custodian bank whereby certain custodian fees and expenses are reduced by net credits earned on each Fund's cash on deposit with the bank. Such deposit arrangements are an alternative to overnight investments. Credits for cash balances may be offset by charges for any days on which a Fund overdraws its account at the custodian bank.

Indemnifications

Under the Funds' organizational documents, their officers and directors/trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts that provide general indemnifications to other parties. The Funds' maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

2. Fair Value Measurements

Fair value is defined as the price that the Funds would receive upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity's own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad levels listed below:

Level 1 —  Quoted prices in active markets for identical securities.

Level 2 —  Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3 —  Significant unobservable inputs (including management's assumptions in determining the fair value of investments).

Nuveen Investments

Notes to

FINANCIAL STATEMENTS (Unaudited) (continued)

The inputs or methodologies used for valuing securities are not an indication of the risk associated with investing in those securities. The following is a summary of each Fund's fair value measurements as of June 30, 2011:

Global Income & Currency (GCF)	Level 1	Level 2	Level 3	Total
Investments:
Short-Term Investments	$5,059,511	$81,331,553	$—	$86,391,064
Derivatives:
Call Options Purchased	38,040	—	—	38,040
Call Options Written	(1,182)	—	—	(1,182)
Forward Foreign Currency Exchange Contracts*	—	(255,960)	—	(255,960)
Total	$5,096,369	$81,075,593	$—	$86,171,962
Global Government Enhanced Income (JGG)	Level 1	Level 2	Level 3	Total
Investments:
Sovereign Debt	$—	$86,559,341	$—	$86,559,341
Short-Term Investments	—	60,132,769	—	60,132,769
Derivatives:
Call Options Purchased	20,288	—	—	20,288
Call Options Written	(630)	—	—	(630)
Forward Foreign Currency Exchange Contracts*	—	(2,487,401)	—	(2,487,401)
Interest Rate Swaps*	—	2,852,060	—	2,852,060
Futures Contracts*	13,832	—	—	13,832
Total	$33,490	$147,056,769	$—	$147,090,259
Multi-Currency Short-Term Government Income (JGT)	Level 1	Level 2	Level 3	Total
Investments:
Asset Backed Securities	$—	$7,182,190	$—	$7,182,190
Sovereign Debt	—	312,094,540	—	312,094,540
Short-Term Investments	—	394,325,863	—	394,325,863
Derivatives:
Call Options Purchased	383,570	—	—	383,570
Call Options Written	(11,918)	—	—	(11,918)
Forward Foreign Currency Exchange Contracts*	—	(1,923,946)	—	(1,923,946)
Total	$371,652	$711,678,647	$—	$712,050,299

*  Represents net unrealized appreciation (depreciation) as reported in the Fund's Portfolio of Investments.

During the six months ended June 30, 2011, the Funds recognized no significant transfers to or from Level 1, Level 2 or Level 3.

3. Derivative Instruments and Hedging Activities

The Funds record derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Funds' investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes. For additional information on the derivative instruments in which the Funds were invested during and at the end of the reporting period, refer to the Portfolios of Investments, Financial Statements and Footnote 1—General Information and Significant Accounting Policies.

Nuveen Investments

The following tables present the fair value of all derivative instruments held by the Funds as of June 30, 2011, the location of these instruments on the Statement of Assets and Liabilities, and the primary underlying risk exposure.

Global Income & Currency (GCF)

		Location on the Statement of Assets Liabilities
Underlying	Derivative	Asset Derivatives		Liability Derivatives
Risk Exposure	Instrument	Location	Value	Location	Value
Foreign Currency	Forward Foreign Currency	Unrealized appreciation on forward		Unrealized depreciation on forward
Exchange Rate	Exchange Contracts	foreign currency exchange contracts	$955,036	foreign currency exchange contracts	$1,210,996
Foreign Currency Exchange Rate	Options	Options purchased, at value	38,040	Options written, at value	1,182
Total			$993,076		$1,212,178

Global Government Enhanced Income (JGG)

		Location on the Statement of Assets Liabilities
Underlying	Derivative	Asset Derivatives		Liability Derivatives
Risk Exposure	Instrument	Location	Value	Location	Value
Foreign Currency	Forward Foreign Currency	Unrealized appreciation on forward		Unrealized depreciation on forward
Exchange Rate	Exchange Contracts	foreign currency exchange contracts	$305,146	foreign currency exchange contracts	$2,792,547
Foreign Currency Exchange Rate	Options	Options purchased, at value	20,288	Options written, at value	630
Interest Rate	Swaps	Unrealized appreciation on interest rate swaps*	3,436,334	Unrealized depreciation on interest rate swaps*	584,274
Interest Rate	Futures Contracts	Receivable for variation margin on futures contracts**	13,832	—	—
Total			$3,775,600		$3,377,451

*  Represents cumulative gross appreciation (depreciation) of swap contracts as reported in the Fund's Portfolio of Investments. Some swap contracts require a counterparty to pay or receive a premium, which is disclosed on the Statement of Assets and Liabilities but is not reflected in the cumulative appreciation (depreciation) presented above.

**  Value represents cumulative gross unrealized appreciation (depreciation) of futures contracts as reported in the Fund's Portfolio of Investments and not the deposits with brokers, if any, or the receivable or payable for variation margin presented on the Statement of Assets and Liabilities.

Multi-Currency Short-Term Government Income (JGT)

		Location on the Statement of Assets Liabilities
Underlying	Derivative	Asset Derivatives		Liability Derivatives
Risk Exposure	Instrument	Location	Value	Location	Value
Foreign Currency	Forward Foreign Currency	Unrealized appreciation on forward			Unrealized depreciation on forward
Exchange Rate	Exchange Contracts	foreign currency exchange contracts	$8,171,675	foreign currency exchange contracts	$10,095,621
Foreign Currency Exchange Rate	Options	Options purchased, at value	383,570	Options written, at value	11,918
Total			$8,555,245		$10,107,539

The following tables present the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized for the six months ended June 30, 2011, on derivative instruments, as well as the primary risk exposure associated with each.

Net Realized Gain (Loss) from Forward Foreign Currency Exchange Contracts	Global Income & Currency (GCF)	Global Government Enhanced Income (JGG)	Multi-Currency Short-Term Government Income (JGT)
Risk Exposure
Foreign Currency Exchange Rate	$718,945	$(2,044,264)	$32,075,295
Net Realized Gain (Loss) from Futures Contracts	Global Income & Currency (GCF)	Global Government Enhanced Income (JGG)	Multi-Currency Short-Term Government Income (JGT)
Risk Exposure
Interest Rate	$—	$(251,526)	$—

Nuveen Investments

Notes to

FINANCIAL STATEMENTS (Unaudited) (continued)

Net Realized Gain (Loss) from Interest Rate Swaps	Global Income & Currency (GCF)	Global Government Enhanced Income (JGG)	Multi-Currency Short-Term Government Income (JGT)
Risk Exposure
Interest Rate	$—	$587,885	$—
Net Realized Gain (Loss) from Options Purchased	Global Income & Currency (GCF)	Global Government Enhanced Income (JGG)	Multi-Currency Short-Term Government Income (JGT)
Risk Exposure
Foreign Currency Exchange Rate	$250,500	$140,280	$1,678,350
Change in Net Unrealized Appreciation (Depreciation) of Forward Foreign Currency Exchange Contracts	Global Income & Currency (GCF)	Global Government Enhanced Income (JGG)	Multi-Currency Short-Term Government Income (JGT)
Risk Exposure
Foreign Currency Exchange Rate	$(1,502,940)	$(3,681,371)	$66,910
Change in Net Unrealized Appreciation (Depreciation) of Futures Contracts	Global Income & Currency (GCF)	Global Government Enhanced Income (JGG)	Multi-Currency Short-Term Government Income (JGT)
Risk Exposure
Interest Rate	$—	$267,100	$—
Change in Net Unrealized Appreciation (Depreciation) of Interest Rate Swaps	Global Income & Currency (GCF)	Global Government Enhanced Income (JGG)	Multi-Currency Short-Term Government Income (JGT)
Risk Exposure
Interest Rate	$—	$757,411	$—
Change in Net Unrealized Appreciation (Depreciation) of Options Purchased	Global Income & Currency (GCF)	Global Government Enhanced Income (JGG)	Multi-Currency Short-Term Government Income (JGT)
Risk Exposure
Foreign Currency Exchange Rate	$(36,360)	$(19,392)	$(366,630)

Nuveen Investments

Change in Net Unrealized Appreciation (Depreciation) of Options Written	Global Income & Currency (GCF)	Global Government Enhanced Income (JGG)	Multi-Currency Short-Term Government Income (JGT)
Risk Exposure
Foreign Currency Exchange Rate	$12,618	$6,730	$127,232

4. Fund Shares

GCF, as an interval Fund, is required to repurchase, at least annually, 5% to 25% of its outstanding shares at NAV (less repurchase fee not to exceed 2%).

Transactions in Fund shares were as follows:

	Global Income & Currency (GCF)		Global Government Enhanced Income (JGG)		Multi-Currency Short-Term Government Income (JGT)
	Six Months Ended 6/30/11	Year Ended 12/31/10	Six Months Ended 6/30/11	Year Ended 12/31/10	Six Months Ended 6/30/11	Year Ended 12/31/10
Shares issued to shareholders due to reinvestment of distributions	—	—	—	36,466	—	—
Shares repurchased and retired	(282,131)	(626,957)	—	—	(349,308)	(31,500)
Weighted average:
Price per share repurchased and retired	$16.03	$15.74	—	—	$14.33	$13.10
Discount per share repurchased and retired	N/A	N/A	—	—	12.24%	16.65%

N/A—Global Income & Currency (GCF) repurchased and retire its shares at NAV.

5. Investment Transactions

Purchases and sales (including maturities but excluding short-term investments, option transactions and derivative transactions) for the six months ended June 30, 2011, were as follows:

	Global Income & Currency (GCF)	Global Government Enhanced Income (JGG)	Multi-Currency Short-Term Government Income (JGT)
Purchases:
Investment securities	$—	$34,011,143	$66,829,087
U.S. Government and agency obligations	—	—	—
Sales and maturities:
Investment securities	—	29,303,787	74,241,186
U.S. Government and agency obligations	—	—	—

Transactions in options written for Multi-Currency Short-Term Government Income (JGT) during the six months ended June 30, 2011, were as follows:

	Global Income & Currency (GCF)		Global Government Enhanced Income (JGG)		Multi-Currency Short-Term Government Income (JGT)
	Number of Contracts	Premiums Received	Number of Contracts	Premiums Received	Number of Contracts	Premiums Received
Outstanding, beginning of period	—	$—	—	$—	—	$—
Options written	1	13,800	1	7,360	1	139,150
Options terminated in closing purchase transactions	—	—	—	—	—	—
Options expired	—	—	—	—	—	—
Outstanding, end of period	1	$13,800	1	$7,360	1	$139,150

Nuveen Investments

Notes to

FINANCIAL STATEMENTS (Unaudited) (continued)

6. Income Tax Information

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to the amortization of premium, recognition of unrealized gain or loss for tax (mark-to-market) for certain foreign currency contracts, and timing differences in recognizing certain gains and losses on investment transactions. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the net asset values of the Funds.

At June 30, 2011, the cost and unrealized appreciation (depreciation) of investments (excluding investments in derivatives), as determined on a federal income tax basis, were as follows:

	Global Income & Currency (GCF)	Global Government Enhanced Income (JGG)	Multi-Currency Short-Term Government Income (JGT)
Cost of investments	$84,882,407	$141,810,569	$694,546,110
Gross unrealized:
Appreciation	$1,508,657	$5,548,477	$20,111,350
Depreciation	—	(666,936)	(1,054,867)
Net unrealized appreciation (depreciation) of investments	$1,508,657	$4,881,541	$19,056,483

Permanent differences, primarily due to return of capital distributions, foreign currency reclasses, and tax basis earning and profits adjustments resulted in reclassifications among the Funds' components of net assets at December 31, 2010, the Funds' last tax year-end, as follows:

	Global Income & Currency (GCF)	Global Government Enhanced Income (JGG)	Multi-Currency Short-Term Government Income (JGT)
Paid-in surplus	$(3,092,476)	$(6,927,303)	$(56,193,547)
Undistributed (Over-distribution of) net investment income	5,717,810	11,645,601	59,857,809
Accumulated net realized gain (loss)	(2,625,334)	(4,718,298)	(3,664,262)

The tax components of undistributed net ordinary income and net long-term capital gains at December 31, 2010, the Funds' last tax year end, were as follows:

	Global Income & Currency (GCF)	Global Government Enhanced Income (JGG)	Multi-Currency Short-Term Government Income (JGT)
Undistributed net ordinary income	$—	$—	$—
Undistributed net long-term capital gains	—	—	—

Nuveen Investments

The tax character of distributions paid during the Funds' last tax year ended December 31, 2010, was designated for purposes of the dividends paid deduction as follows:

	Global Income & Currency (GCF)	Global Government Enhanced Income (JGG)	Multi-Currency Short-Term Government Income (JGT)
Distributions from net ordinary income *	$4,697,479	$7,651,702	$5,837,262
Distributions from net long-term capital gains	—	—	—
Return of capital	—	6,927,272	56,193,547

*  Net ordinary income consists of net taxable income derived from dividends and interest, and current year earnings and profits attributable to realized gains.

At December 31, 2010, the Funds' last tax year end, the following Funds had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as follows:

	Global Income & Currency (GCF)	Multi-Currency Short-Term Government Income (JGT)
Expiration:
December 31, 2016	$3,232,706	$—
December 31, 2017	2,772	—
December 31, 2018	—	165,551,505
Total	$3,235,478	$165,551,505

During the Fund's last tax year ended December 31, 2010, the following Fund utilized capital loss carryforwards as follows:

Global Income & Currency (GCF)
Utilized capital loss carryforwards	$3,258,495

The Funds have elected to defer net realized losses from investments incurred from November 1, 2010 through December 31, 2010, the Funds' last tax year end, ("post-October losses") in accordance with federal income tax regulations. Post-October losses are treated as having arisen on the first day of the current fiscal year. The following Funds have elected to defer post-October losses as follows:

	Global Government Enhanced Income (JGG)	Multi-Currency Short-Term Government Income (JGT)
Post-October capital losses	$539,552	$—
Post-October currency losses	—	541,221

7. Management Fees and Other Transactions with Affiliates

Each Fund's management fee consists of two components—a fund-level fee, based only on the amount of assets within the Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables Fund shareholders to benefit from growth in the assets within their fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual fund-level fee for each Fund, payable monthly, is calculated according to the following schedule:

Average Daily Managed Assets*	Fund-Level Fee Rate
For the first $500 million	.7000%
For the next $500 million	.6750
For the next $500 million	.6500
For the next $500 million	.6250
For managed assets over $2 billion	.6000

Nuveen Investments

Notes to

FINANCIAL STATEMENTS (Unaudited) (continued)

The annual complex-level fee for each Fund, payable monthly, is calculated according to the following schedule:

Complex-Level Managed Asset Breakpoint Level*	Effective Rate at Breakpoint Level
$55 billion	.2000%
$56 billion	.1996
$57 billion	.1989
$60 billion	.1961
$63 billion	.1931
$66 billion	.1900
$71 billion	.1851
$76 billion	.1806
$80 billion	.1773
$91 billion	.1691
$125 billion	.1599
$200 billion	.1505
$250 billion	.1469
$300 billion	.1445

*  For the fund-level and complex-level fees, managed assets include closed-end fund assets managed by the Adviser that are attributable to financial leverage. For these purposes, financial leverage includes the funds' use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust's issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining managed assets in certain circumstances. The complex-level fee is calculated based upon the aggregate daily managed assets of all Nuveen funds that constitute "eligible assets."

  Eligible assets do not include assets attributable to investments in other Nuveen Funds and assets in excess of $2 billion added to the Nuveen Fund complex in connection with the Adviser's assumption of the management of the former First American Funds effective January 1, 2011. As of June 30, 2011, the complex-level fee rate for these Funds was .1774%.

The management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Funds pay no compensation directly to those of its directors/trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Funds from the Adviser or its affiliates. The Board of Directors/Trustees has adopted a deferred compensation plan for independent directors/trustees that enables directors/trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen advised funds.

8. New Accounting Pronouncements

Financial Accounting Standards Board ("FASB") Transfers and Servicing (Topic 860): Reconsideration of Effective Control for Repurchase Agreements

On April 15, 2011, the FASB issued Accounting Standards Update ("ASU") No. 2011-03 ("ASU No. 2011-03"). The guidance in ASU No. 2011-03 is intended to improve the accounting for repurchase agreements and other similar agreements. Specifically, ASU No. 2011-03 modifies the criteria for determining when these transactions would be accounted for as financings (secured borrowings/lending agreements) as opposed to sales (purchases) with commitments to repurchase (resell). The effective date of ASU No. 2011-03 is for interim and annual periods beginning on or after December 15, 2011. At this time, management is evaluating the implications of this guidance and the impact it will have to the financial statement amounts or footnote disclosures, if any.

Fair Value Measurements and Disclosures

On May 12, 2011, the FASB issued ASU No. 2011-04 modifying Topic 820, Fair Value Measurements and Disclosures. At the same time, the International Accounting Standards Board ("IASB") issued International Financial Reporting Standard ("IFRS") 13, Fair Value Measurement. The objective of the FASB and IASB is convergence of their guidance on fair value measurements and disclosures. Specifically, ASU No. 2011-04 requires reporting entities to disclose i) the amounts of any transfers between Level 1 and Level 2, and

Nuveen Investments

the reasons for the transfers, ii) for Level 3 fair value measurements, a) quantitative information about significant unobservable inputs used, b) a description of the valuation processes used by the reporting entity and c) a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs if a change in those inputs might result in a significantly higher or lower fair value measurement. The effective date of ASU No. 2011-04 is for interim and annual periods beginning after December 15, 2011. At this time, management is evaluating the implications of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.

Nuveen Investments

Annual Investment Management
Agreement Approval Process (Unaudited)

The Board of Trustees (each, a "Board" and each Trustee, a "Board Member") of the Nuveen Global Government Enhanced Income Fund and the Nuveen Multi-Currency Short-Term Government Income Fund (the "Funds"), including the Board Members who are not parties to the Funds' advisory or sub-advisory agreements or "interested persons" of any such parties (the "Independent Board Members"), are responsible for approving the advisory agreements (each, an "Investment Management Agreement") between each Fund and Nuveen Fund Advisors, Inc. (the "Advisor") and the sub-advisory agreements (each a "Sub-Advisory Agreement") between the Advisor and Nuveen Asset Management, LLC (the "Sub-Advisor") (the Investment Management Agreements and the Sub-Advisory Agreements are referred to collectively as the "Advisory Agreements") and their periodic continuation. Pursuant to the Investment Company Act of 1940, as amended (the "1940 Act"), the Board is generally required to consider the continuation of advisory agreements and sub-advisory agreements on an annual basis. Accordingly, at an in-person meeting held on May 23-25, 2011 (the "May Meeting"), the Board, including a majority of the Independent Board Members, considered and approved the continuation of the Advisory Agreements for the Funds for an additional one-year period.

The Global Income & Currency Fund Inc. (previously advised by IQ Investment Advisors LLC) became part of the Nuveen family of funds in 2010. Its current investment advisory agreement with the Advisor was approved by its prior board of directors at a meeting held on June 18, 2010, and its current sub-advisory agreement with the Sub-Advisor was approved by its current board of directors at a meeting held on November 16-18, 2010. Such agreements were not up for renewal at the May Meeting and, accordingly, the Global Income & Currency Fund Inc. is not a "Fund" and such agreements are not "Advisory Agreements" for purposes of the remainder of this discussion.

In preparation for their considerations at the May Meeting, the Board requested and received extensive materials prepared in connection with the review of the Advisory Agreements. The materials provided a broad range of information regarding the Funds, the Advisor and the Sub-Advisor (the Advisor and the Sub-Advisor are collectively, the "Fund Advisers" and each, a "Fund Adviser"). As described in more detail below, the information provided included, among other things, a review of Fund performance, including Fund investment performance assessments against peer groups and appropriate benchmarks, a comparison of Fund fees and expenses relative to peers, a description and assessment of shareholder service levels for the Funds, a summary of the performance of certain service providers, a review of product initiatives and shareholder communications and an analysis of the Advisor's profitability with comparisons to comparable peers in the managed fund business. As part of their annual review, the

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Board also held a separate meeting on April 19-20, 2011, to review the Funds' investment performance and consider an analysis provided by the Advisor of the Sub-Advisor which generally evaluated the Sub-Advisor's investment team, investment mandate, organizational structure and history, investment philosophy and process, performance of the applicable Fund, and significant changes to the foregoing. As a result of their review of the materials and discussions, the Board presented the Advisor with questions and the Advisor responded.

The materials and information prepared in connection with the review of the Advisory Agreements at the May Meeting supplemented the information provided to the Board during the year. In this regard, throughout the year, the Board, acting directly or through its committees, regularly reviews the performance and various services provided by the Advisor and, since the internal restructuring described in Section A below, the Sub-Advisor. The Board meets at least quarterly as well as at other times as the need arises. At its quarterly meetings, the Board reviews reports by the Advisor which include, among other things, Fund performance, a review of the investment teams and compliance reports. The Board also meets with key investment personnel managing the Fund portfolios during the year. In addition, the Board continues its program of seeking to visit each sub-advisor to the Nuveen funds at least once over a multiple year rotation, meeting with key investment and business personnel. The Board also met with State Street Bank & Trust Company, the Funds' accountant and custodian, in 2010. The Board considers factors and information that are relevant to its consideration of the renewal of the Advisory Agreements at these meetings held throughout the year. Accordingly, the Board considered the information provided and knowledge gained at these meetings when performing its review at the May Meeting of the Advisory Agreements. The Independent Board Members are assisted throughout the process by independent legal counsel who provided materials describing applicable law and the duties of directors or trustees in reviewing advisory contracts and met with the Independent Board Members in executive sessions without management present.

The Board considered all factors it believed relevant with respect to each Fund, including among other factors: (a) the nature, extent and quality of the services provided by the Fund Advisers, (b) the investment performance of the Fund and Fund Advisers, (c) the advisory fees and costs of the services to be provided to the Funds and the profitability of the Fund Advisers, (d) the extent of any economies of scale, (e) any benefits derived by the Fund Advisers from the relationship with the Fund and (f) other factors. Each Board Member may have accorded different weight to the various factors in reaching his or her conclusions with respect to a Fund's Advisory Agreements. The Independent Board Members did not identify any single factor as all important or controlling. The Independent Board Members' considerations were instead based on a comprehensive consideration of all the information presented. The principal factors considered by the Board and its conclusions are described below.

A. Nature, Extent and Quality of Services

In considering renewal of the Advisory Agreements, the Independent Board Members considered the nature, extent and quality of the Fund Adviser's services, including

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Annual Investment Management Agreement
Approval Process (Unaudited) (continued)

advisory services and the resulting Fund performance and administrative services. The Independent Board Members reviewed materials outlining, among other things, the Fund Adviser's organization and business; the types of services that the Fund Adviser or its affiliates provide to the Funds; the performance record of the applicable Fund (as described in further detail below); and any initiatives Nuveen had taken for the applicable fund product line.

In considering advisory services, the Board recognized that the Advisor provides various oversight, administrative, compliance and other services for the Funds and the Sub-Advisor provides the portfolio investment management services to the Funds. The Board recognized that Nuveen engaged in an internal restructuring in 2010 pursuant to which portfolio management services the Advisor had provided directly to the Funds were transferred to the Sub-Advisor, a newly-organized, wholly-owned subsidiary of the Advisor consisting of largely the same investment personnel. Accordingly, in reviewing the portfolio management services provided to each Fund, the Board reviewed the materials provided by the Nuveen Investment Services Oversight Team analyzing, among other things, the Sub-Advisor's investment team and changes thereto, organization and history, assets under management, Fund objectives and mandate, the investment team's philosophy and strategies in managing the Fund, developments affecting the Sub-Advisor or Fund and Fund performance. The Independent Board Members also reviewed portfolio manager compensation arrangements to evaluate each Fund Adviser's ability to attract and retain high quality investment personnel, preserve stability, and reward performance but not provide an incentive to take undue risks. In addition, the Board considered the Advisor's execution of its oversight responsibilities over the Sub-Advisor. Given the importance of compliance, the Independent Board Members also considered Nuveen's compliance program, including the report of the chief compliance officer regarding the Funds' compliance policies and procedures.

In addition to advisory services, the Board considered the quality and extent of administrative and other non-investment advisory services the Advisor and its affiliates provide to the Funds, including product management, investment services (such as oversight of investment policies and procedures, risk management, and pricing), fund administration, oversight of service providers, shareholder services, administration of Board relations, regulatory and portfolio compliance, legal support, managing leverage and promoting an orderly secondary market for common shares.

In reviewing the services provided, the Board also reviewed materials describing various notable initiatives and projects the Advisor performed in connection with the closed-end fund product line. These initiatives included continued activities to refinance auction rate preferred securities; ongoing services to manage leverage that has become increasingly complex; continued secondary market offerings and share repurchases for certain funds; and continued communications efforts with shareholders, fund analysts and financial advisers. With respect to the latter, the Independent Board Members noted Nuveen's continued commitment to supporting the secondary market for the common shares of its closed-end funds through a comprehensive secondary market communication program designed to raise investor and analyst awareness and understanding of closed-end funds. Nuveen's support services included, among other things: continuing communications in

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support of refinancing efforts related to auction rate preferred securities; participating in conferences; communicating continually with closed-end fund analysts covering the Nuveen funds; providing marketing for the closed-end funds; share purchases; and maintaining and enhancing a closed-end fund website.

Based on their review, the Independent Board Members found that, overall, the nature, extent and quality of services provided to the respective Funds under each applicable Advisory Agreement were satisfactory.

B. The Investment Performance of the Funds and Fund Advisers

The Board, including the Independent Board Members, reviewed and considered the performance history of each Fund over various time periods. The Board reviewed, among other things, each Fund's historic investment performance as well as information comparing the Fund's performance information with that of other funds (the "Performance Peer Group") based on data provided by an independent provider of mutual fund data and with recognized and/or customized benchmarks.

The Board reviewed reports, including a comprehensive analysis of the Funds' performance and the applicable investment team. In this regard, the Board reviewed each Fund's total return information compared to the returns of its Performance Peer Group and recognized and/or customized benchmarks for the quarter, one- and three-year periods ending December 31, 2010 and for the same periods ending March 31, 2011.

The Independent Board Members also reviewed historic premium and discount levels, including a summary of actions taken to address or discuss other developments affecting the secondary market discounts of various funds. This information supplemented the Fund performance information provided to the Board at each of its quarterly meetings.

In reviewing performance comparison information, the Independent Board Members recognized that the usefulness of the comparisons of the performance of certain funds with the performance of their respective Performance Peer Group may be limited because the Performance Peer Group may not adequately represent the objectives and strategies of the applicable funds or may be limited in size or number.

In this regard, the Independent Board Members noted that the Performance Peer Groups of each of the Funds were classified as having significant differences from such Funds based on various considerations such as special fund objectives, potential investable universe and the composition of the peer set (e.g., the number and size of competing funds and number of competing managers). The Independent Board Members also noted that the investment experience of a particular shareholder in the Nuveen funds will vary depending on when such shareholder invests in the applicable fund, the class held (if multiple classes are offered) and the performance of the fund (or respective class) during that shareholder's investment period. With respect to any Nuveen funds that underperformed their peers and/or benchmarks from time to time, the Board monitors such funds closely and considers any steps necessary or appropriate to address such issues.

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Annual Investment Management Agreement
Approval Process (Unaudited) (continued)

As noted above, each of the Funds had significant differences from their Performance Peer Groups; therefore, the Independent Board Members considered the performance of the Funds compared to their benchmarks. In this regard, the Independent Board Members noted that the Nuveen Global Government Enhanced Income Fund outperformed its benchmark for the one- and three-year periods and the Nuveen Multi-Currency Short-Term Government Income Fund underperformed its benchmark for the one-year period but outperformed its benchmark for the three-year period.

Based on their review, the Independent Board Members determined that each Fund's investment performance had been satisfactory.

C. Fees, Expenses and Profitability

1. Fees and Expenses

The Board evaluated the management fees and expenses of each Fund reviewing, among other things, such Fund's gross management fees, net management fees and net expense ratios in absolute terms as well as compared to the fee and expenses of a comparable universe of funds based on data provided by an independent fund data provider (the "Peer Universe") and in certain cases, to a more focused subset of funds in the Peer Universe (the "Peer Group") and any expense limitations.

The Independent Board Members further reviewed the methodology regarding the construction of the applicable Peer Universe and Peer Group (if any). In reviewing the comparisons of fee and expense information, the Independent Board Members took into account that in certain instances various factors such as: the asset level of a fund relative to peers; the limited size and particular composition of the Peer Universe or Peer Group; the investment objectives of the peers; expense anomalies; changes in the funds comprising the Peer Universe or Peer Group from year to year; levels of reimbursement; the timing of information used; and the differences in the type and use of leverage may impact the comparative data thereby limiting the ability to make a meaningful comparison with peers.

In reviewing the fee schedule for a Fund, the Independent Board Members also considered the fund-level and complex-wide breakpoint schedules (described in further detail below) and any fee waivers and reimbursements provided by Nuveen (applicable, in particular, for certain closed-end funds launched since 1999). In reviewing fees and expenses, the Board considered the expenses and fees to be higher if they were over 10 basis points higher, slightly higher if they were 6 to 10 basis points higher, in line if they were within 5 basis points higher than the peer average and below if they were below the peer average of the Peer Group (if available) or Peer Universe if there was no separate Peer Group. The Independent Board Members observed that the Funds had net management fees and net expense ratios below their peer averages.

Based on their review of the fee and expense information provided, the Independent Board Members determined that each Fund's management fees were reasonable in light of the nature, extent and quality of services provided to the Fund.

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2. Comparisons with the Fees of Other Clients

The Independent Board Members further reviewed information regarding the nature of services and fee rates offered by the Advisor to other clients, including separately managed accounts (both retail and institutional accounts), foreign investment funds offered by Nuveen, and funds that are not offered by Nuveen but are sub-advised by one of Nuveen's investment management teams. In evaluating the comparisons of fees, the Independent Board Members noted that the fee rates charged to the Funds and other clients vary, among other things, because of the different services involved and the additional regulatory and compliance requirements associated with registered investment companies, such as the Funds. Accordingly, the Independent Board Members considered the differences in the product types, including, but not limited to, the services provided, the structure and operations, product distribution and costs thereof, portfolio investment policies, investor profiles, account sizes and regulatory requirements. The Independent Board Members noted, in particular, that the range of services provided to the Funds (as discussed above) is much more extensive than that provided to separately managed accounts. Given the inherent differences in the products, particularly the extensive services provided to the Funds, the Independent Board Members believe such facts justify the different levels of fees.

In considering the fees of the Sub-Advisor, the Independent Board Members also considered the pricing schedule or fees that the Sub-Advisor charges for similar investment management services for other Nuveen funds.

3. Profitability of Fund Advisers

In conjunction with its review of fees, the Independent Board Members also considered the profitability of Nuveen for its advisory activities (which incorporated Nuveen's wholly-owned affiliated sub-advisers) and its financial condition. The Independent Board Members reviewed the revenues and expenses of Nuveen's advisory activities for the last two years, the allocation methodology used in preparing the profitability data and an analysis of the key drivers behind the changes in revenues and expenses that impacted profitability in 2010. The Independent Board Members noted this information supplemented the profitability information requested and received during the year to help keep them apprised of developments affecting profitability (such as changes in fee waivers and expense reimbursement commitments). In this regard, the Independent Board Members noted that they have an Independent Board Member serve as a point person to review and keep them apprised of changes to the profitability analysis and/or methodologies during the year. The Independent Board Members also considered Nuveen's revenues for advisory activities, expenses, and profit margin compared to that of various unaffiliated management firms with similar amounts of assets under management and relatively comparable asset composition prepared by Nuveen.

In reviewing profitability, the Independent Board Members recognized the subjective nature of determining profitability which may be affected by numerous factors including the allocation of expenses. Further, the Independent Board Members recognized the difficulties in making comparisons as the profitability of other advisers generally is not publicly available and the profitability information that is

Nuveen Investments

Annual Investment Management Agreement
Approval Process (Unaudited) (continued)

available for certain advisers or management firms may not be representative of the industry and may be affected by, among other things, the adviser's particular business mix, capital costs, types of funds managed and expense allocations. Notwithstanding the foregoing, the Independent Board Members reviewed Nuveen's methodology and assumptions for allocating expenses across product lines to determine profitability. In reviewing profitability, the Independent Board Members recognized Nuveen's investment in its fund business. Based on their review, the Independent Board Members concluded that the Advisor's level of profitability for its advisory activities was reasonable in light of the services provided.

In evaluating the reasonableness of the compensation, the Independent Board Members also considered other amounts paid to a Fund Adviser by the Funds as well as any indirect benefits (such as soft dollar arrangements, if any) the Fund Adviser and its affiliates receive, or are expected to receive, that are directly attributable to the management of the Funds, if any. See Section E below for additional information on indirect benefits a Fund Adviser may receive as a result of its relationship with the Funds. Based on their review of the overall fee arrangements of each Fund, the Independent Board Members determined that the advisory fees and expenses of the respective Fund were reasonable.

D. Economies of Scale and Whether Fee Levels Reflect These Economies of Scale

With respect to economies of scale, the Independent Board Members have recognized the potential benefits resulting from the costs of a fund being spread over a larger asset base, although economies of scale are difficult to measure and predict with precision, particularly on a fund-by-fund basis. One method to help ensure the shareholders share in these benefits is to include breakpoints in the advisory fee schedule. Generally, management fees for funds in the Nuveen complex are comprised of a fund-level component and a complex-level component, subject to certain exceptions. Accordingly, the Independent Board Members reviewed and considered the applicable fund-level breakpoints in the advisory fee schedules that reduce advisory fees as asset levels increase. Further, the Independent Board Members noted that although closed-end funds may from time-to-time make additional share offerings, the growth of their assets will occur primarily through the appreciation of such funds' investment portfolio.

In addition to fund-level advisory fee breakpoints, the Board also considered the Funds' complex-wide fee arrangement. Pursuant to the complex-wide fee arrangement, the fees of the funds in the Nuveen complex are generally reduced as the assets in the fund complex reach certain levels. The complex-wide fee arrangement seeks to provide the benefits of economies of scale to fund shareholders when total fund complex assets increase, even if assets of a particular fund are unchanged or have decreased. The approach reflects the notion that some of Nuveen's costs are attributable to services provided to all its funds in the complex and therefore all funds benefit if these costs are spread over a larger asset base.

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Based on their review, the Independent Board Members concluded that the breakpoint schedules and complex-wide fee arrangement were acceptable and reflect economies of scale to be shared with shareholders when assets under management increase.

E. Indirect Benefits

In evaluating fees, the Independent Board Members received and considered information regarding potential "fall out" or ancillary benefits the respective Fund Adviser or its affiliates may receive as a result of its relationship with each Fund. In this regard, the Independent Board Members considered any revenues received by affiliates of the Advisor for serving as agent at Nuveen's trading desk and as co-manager in initial public offerings of new closed-end funds.

In addition to the above, the Independent Board Members considered whether the Fund Advisers received any benefits from soft dollar arrangements whereby a portion of the commissions paid by a Fund for brokerage may be used to acquire research that may be useful to the Fund Adviser in managing the assets of the Funds and other clients. The Independent Board Members recognized that each Fund Adviser has the authority to pay a higher commission in return for brokerage and research services if it determines in good faith that the commission paid is reasonable in relation to the value of the brokerage and research services provided. The Independent Board Members noted that the Fund Advisers' profitability may be somewhat lower if they did not receive the research services pursuant to the soft dollar arrangements and had to acquire such services directly.

Based on their review, the Independent Board Members concluded that any indirect benefits received by a Fund Adviser as a result of its relationship with the Funds were reasonable and within acceptable parameters.

F. Other Considerations

The Independent Board Members did not identify any single factor discussed previously as all-important or controlling. The Board Members, including the Independent Board Members, unanimously concluded that the terms of each Advisory Agreement are fair and reasonable, that the respective Fund Adviser's fees are reasonable in light of the services provided to each Fund and that the Advisory Agreements be renewed.

Nuveen Investments

Reinvest Automatically
Easily and Conveniently

Nuveen makes reinvesting easy. A phone call is all it takes to set up your reinvestment account.

Nuveen Closed-End Funds Automatic Reinvestment Plan

Your Nuveen Closed-End Fund allows you to conveniently reinvest distributions in additional Fund shares.

By choosing to reinvest, you'll be able to invest money regularly and automatically, and watch your investment grow through the power of compounding. Just like distributions in cash, there may be times when income or capital gains taxes may be payable on distributions that are reinvested.

It is important to note that an automatic reinvestment plan does not ensure a profit, nor does it protect you against loss in a declining market.

Easy and convenient

To make recordkeeping easy and convenient, each quarter you'll receive a statement showing your total distributions, the date of investment, the shares acquired and the price per share, and the total number of shares you own.

How shares are purchased

The shares you acquire by reinvesting will either be purchased on the open market or newly issued by the Fund. If the shares are trading at or above net asset value at the time of valuation, the Fund will issue new shares at the greater of the net asset value or 95% of the then-current market price. If the shares are trading at less than net asset value, shares for your account will be purchased on the open market. If the Plan Agent begins purchasing Fund shares on the open market while shares are trading below net asset value, but the Fund's shares subsequently trade at or above their net asset value before the Plan Agent is able to complete its purchases, the Plan Agent may cease open-market purchases and may invest the uninvested portion of the distribution in newly-issued Fund shares at a price equal to the greater of the shares' net asset value or 95% of the shares' market value on the last business day immediately prior to the purchase date. Distributions received to purchase shares in the open market will normally be invested shortly after the distribution payment date. No interest will be paid on distributions awaiting reinvestment. Because the market price of the shares may increase before purchases are completed, the average purchase price per share may exceed the market price at the time of valuation, resulting in the acquisition of fewer shares than if the distribution had been paid in shares issued by the Fund. A pro rata portion of any applicable brokerage commissions on open market purchases will be paid

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by Plan participants. These commissions usually will be lower than those charged on individual transactions.

Flexible

You may change your distribution option or withdraw from the Plan at any time, should your needs or situation change.

You can reinvest whether your shares are registered in your name, or in the name of a brokerage firm, bank, or other nominee. Ask your financial advisor if his or her firm will participate on your behalf. Participants whose shares are registered in the name of one firm may not be able to transfer the shares to another firm and continue to participate in the Plan.

The Fund reserves the right to amend or terminate the Plan at any time. Although the Fund reserves the right to amend the Plan to include a service charge payable by the participants, there is no direct service charge to participants in the Plan at this time.

Call today to start reinvesting distributions

For more information on the Nuveen Automatic Reinvestment Plan or to enroll in or withdraw from the Plan, speak with your financial advisor or call us at (800) 257-8787.

Nuveen Investments

Glossary of Terms
Used in this Report

•  Average Annual Total Return: This is a commonly used method to express an investment's performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment's actual cumulative performance (including change in NAV or market price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

•  Current Distribution Rate: Current distribution rate is based on the Fund's current annualized quarterly distribution divided by the Fund's current market price. The Fund's quarterly distributions to its shareholders may be comprised of ordinary income, net realized capital gains and, if at the end of the calendar year the Fund's cumulative net ordinary income and net realized gains are less than the amount of the Fund's distributions, a tax return of capital.

•  Leverage: Using borrowed money to invest in securities or other assets.

•  Net Asset Value (NAV): A Fund's NAV per share is calculated by subtracting the liabilities of the Fund from its total assets and then dividing the remainder by the number of shares outstanding. Fund NAVs are calculated at the end of each business day.

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Intentionally Left Blank

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Other Useful Information

Board of Directors/Trustees

John P. Amboian
Robert P. Bremner
Jack B. Evans
William C. Hunter
David J. Kundert
William J. Schneider
Judith M. Stockdale
Carole E. Stone
Virginia L. Stringer
Terence J. Toth

Fund Manager

Nuveen Fund Advisors, Inc.
333 West Wacker Drive
Chicago, IL 60606

Custodian

State Street Bank & Trust Company
Boston, MA

Transfer Agent and
Shareholder Services

State Street Bank & Trust Company
Nuveen Funds
P.O. Box 43071
Providence, RI 02940-3071
(800) 257-8787

Legal Counsel

Chapman and Cutler LLP
Chicago, IL

Independent Registered
Public Accounting Firm

PricewaterhouseCoopers LLP
Chicago, IL

Quarterly Portfolio of Investments and Proxy Voting Information

You may obtain (i) each Fund's quarterly portfolio of investments, (ii) information regarding how the Funds voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, and (iii) a description of the policies and procedures that the Funds used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen Investments toll-free at (800) 257-8787 or on Nuveen's website at www.nuveen.com.

You may also obtain this and other Fund information directly from the Securities and Exchange Commission (SEC). The SEC may charge a copying fee for this information. Visit the SEC on-line at http://www.sec.gov or in person at the SEC's Public Reference Room in Washington, D.C. Call the SEC at (202) 942-8090 for room hours and operation. You may also request Fund information by sending an e-mail request to publicinfo@sec.gov or by writing to the SEC's Public Reference Section at 100 F Street NE, Washington, D.C. 20549.

CEO Certification Disclosure

Each Fund's Chief Executive Officer has submitted to the New York Stock Exchange (NYSE) the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Company Manual.

Each Fund has filed with the SEC the certification of its Chief Executive Officer and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act.

Share Information

Each Fund intends to repurchase shares of its own common stock in the future at such times and in such amounts as is deemed advisable. During the period covered by this report, the Funds repurchased shares of their common stock as shown in the accompanying table.

Fund	Shares Repurchased
GCF	282,131
JGG	—
JGT	349,308

Any future repurchases will be reported to shareholders in the next annual or semi-annual report.

Nuveen Investments

Elevate your understanding of income investing.

Nuveen Investments makes it easy, with the ultimate online resource.

At nuveen.com/elevate, you have access to comprehensive educational tools, video libraries and daily pricing for Nuveen's more than 130* closed-end funds—so you can stay up to date on the latest income-investing news and information.

All the tools and resources you need on closed-end funds are just a click away.
nuveen.com/elevate

NUVEEN
Investments

* There are risks inherent in any investment, including market risk, interest rate risk, credit risk, and the possible loss of principal. There can be no assurance that fund objectives will be achieved and income is not guaranteed. Closed-end funds frequently trade at a discount to their net asset value. Diversification does not ensure against loss.

*As of 5/31/11

ITEM 2. CODE OF ETHICS.

Not applicable to this filing.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable to this filing.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable to this filing.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to this filing.

ITEM 6. SCHEDULE OF INVESTMENTS.

(a) See Portfolio of Investments in Item 1.

(b) Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to this filing.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to this filing.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

		(b)	(c)	(d)*
	(a)	AVERAGE	TOTAL NUMBER OF SHARES	MAXIMUM NUMBER (OR
	TOTAL NUMBER OF	PRICE	(OR UNITS) PURCHASED AS	APPROXIMATE DOLLAR VALUE) OF
	SHARES (OR	PAID PER	PART OF PUBLICLY	SHARES (OR UNITS) THAT MAY YET
	UNITS)	SHARE (OR	ANNOUNCED PLANS OR	BE PURCHASED UNDER THE PLANS OR
Period*	PURCHASED	UNIT)	PROGRAMS	PROGRAMS

JANUARY 1-31, 2011	18,400	13.53	18,400	4,340,100

FEBRUARY 1-28, 2011	0		0	4,340,100

MARCH 1-31, 2011	58,140	13.85	58,140	4,281,960

APRIL 1-30, 2011	184,458	14.39	184,458	4,097,502

MAY 1-31, 2011	83,310	14.71	83,310	4,014,192

JUNE 1-30, 2011	5,000	14.38	5,000	4,009,192

TOTAL	349,308

* The registrant’s repurchase program, which authorized the repurchase of 4,375,000 shares, was announced November 16, 2010.  Any repurchases made by the registrant pursuant to the program were made through open-market transactions.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Directors or Trustees implemented after the registrant last provided disclosure in response to this Item.

ITEM 11. CONTROLS AND PROCEDURES.

(a)           The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”)(17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)           There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

File the exhibits listed below as part of this Form.

(a)(1)

Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable to this filing.

(a)(2)

A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: See Ex-99.CERT attached hereto.

(a)(3)

Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons: Not applicable.

(b)

If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)); Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference: See Ex-99.906 CERT attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Multi-Currency Short-Term Government Income Fund

By (Signature and Title)	/s/ Kevin J. McCarthy
Kevin J. McCarthy
(Vice President and Secretary)

Date: September 7, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Gifford R. Zimmerman
Gifford R. Zimmerman
Chief Administrative Officer
(principal executive officer)

Date: September 7, 2011

By (Signature and Title)	/s/ Stephen D. Foy
Stephen D. Foy
Vice President and Controller
(principal financial officer)

Date: September 7, 2011